File No. 33-76670
                                                              ICA No. 811-08428


   As filed with the Securities and Exchange Commission on December 28, 2004


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _____________

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.


                        Post-Effective Amendment No. 17


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 18


                          THE TOCQUEVILLE ALEXIS TRUST
               (Exact Name of Registrant as Specified in Charter)
                        40 West 57th Street, 19th Floor
                            New York, New York 10019
              (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 698-0800
                                Colin Ferenbach
                                   President
                          The Tocqueville Alexis Trust
                        40 West 57th Street, 19th Floor
                            New York, New York 10019
                    (Name and Address of Agent for Service)
                                   Copies to:
                            Russell G. D'Oench, III
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                 4 Times Square
                            New York, New York 10036


It is proposed that this filing will become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[x]  on February 28, 2005 pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS


                               FEBRUARY 28, 2005


                       TOCQUEVILLE ASSET MANAGEMENT L.P.
                               INVESTMENT ADVISER

                            TOCQUEVILLE ALEXIS FUND


This prospectus contains information you should know before investing in Tocqueville Alexis Fund (the "Fund"). For your own benefit, please read it before you invest and keep it for future reference.


As with all mutual fund shares the Securities and Exchange Commission has neither approved nor disapproved the Fund's shares nor passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                            PAGE
                                                                            ----



KEY FACTS.....................................................................1
GOAL AND APPROACH.............................................................1
MAIN RISKS....................................................................2
PAST PERFORMANCE..............................................................4
EXPENSES......................................................................5
FINANCIAL HIGHLIGHTS..........................................................6
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................7
MANAGEMENT OF THE FUND........................................................7
YOUR INVESTMENT...............................................................8
HOW TO PURCHASE SHARES OF THE FUND............................................8
HOW TO REDEEM SHARES..........................................................9
ABOUT YOUR ACCOUNT...........................................................11
ADDITIONAL SHAREHOLDER SERVICES..............................................14
DISTRIBUTIONS AND TAXES......................................................15
MORE ABOUT THE FUND..........................................................16
THE EXCHANGE.................................................................16
NOTICE OF PRIVACY POLICY & PRACTICES.........................................17
FOR MORE INFORMATION.................................................Back Cover

                                   KEY FACTS

                               GOAL AND APPROACH


WHAT IS THE FUND'S GOAL?


The Tocqueville Alexis Fund seeks long-term growth of capital.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests at least 65% of its assets in the equity securities of U.S. companies.

DOMESTIC EQUITY SECURITIES. The Fund has the ability to invest in the equity securities of both large, well-known U.S. companies and smaller, less well-known U.S. companies. These domestic equity securities may include common stocks, preferred stocks, convertible securities, warrants, and equity interests in trusts, partnerships, joint ventures and real estate investment trusts. Convertible securities are corporate bonds and notes, or preferred stock, that may be converted into common stock within a set time period.

The Fund may invest the remaining 35% of its assets in foreign equity securities, in investment-grade U.S. and foreign fixed income securities of corporate or governmental issuers or in other investments.

FOREIGN EQUITY SECURITIES. The Fund's foreign equity investments are generally equity securities of better-known companies with a relatively large market capitalization, although the Fund has the ability to invest in foreign companies of any size. These companies may be publicly traded in the U.S. or on a foreign securities exchange in a foreign currency.

INVESTMENT-GRADE FIXED INCOME SECURITIES. The Fund may invest in investment-grade fixed-income securities of a variety of issuers, including domestic or foreign corporations or other entities and U.S. or foreign governments or their agencies, instrumentalities or sponsored enterprises. Because the market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, investing in fixed-income securities may provide an opportunity for long-term growth of capital when interest rates are expected to decline.

OTHER INVESTMENTS. In order to protect the value of its foreign securities from unfavorable currency changes relative to the U.S. dollar, the Fund may, but is not obligated to, purchase forward foreign currency contracts. This allows the Fund to exchange a foreign currency for U.S. dollars on a future date at a specified exchange rate. Although not principal investment strategies, the Fund may also:

          lend portfolio securities;

          invest in restricted securities;

          invest in other investment companies;

          purchase or sell securities on a when-issued or delayed delivery basis;

          purchase put and call options on securities and stock indexes;

          write call options on securities and put and call options on stock indexes;

          purchase or write interest rate and stock index futures contracts;
          and

          engage in repurchase agreement transactions with respect to any securities in which it invests.

When the Fund's investment adviser believes that a defensive position is warranted, the Fund may temporarily invest without limit in cash or investment-grade short-term fixed-income securities. In doing so, the Fund would not fully benefit from any broad increase in the market price of common stocks, and the Fund may not achieve its investment objective.

More information about the Fund's investment strategies is provided in the Statement of Additional Information (see back cover). Of course the Fund cannot guarantee that by following these strategies it will meet its goal.

HOW ARE THE FUND'S INVESTMENTS SELECTED?


In selecting equity securities, the Fund's investment adviser, Tocqueville Asset Management, L.P. (the "Advisor"), focuses on the stocks of undervalued U.S. and foreign companies that, in its view:


          have superior financial and operating characteristics;

          have long-term prospects for growth; and

          are underpriced by the securities markets.


The Advisor uses fundamental analysis, in-depth field research, and research and information provided by others to identify companies that appear both underpriced and positioned to benefit from the current market and economic environment. In doing so, the Advisor considers a variety of factors, such as:


          a company's financial resources;

          the value of its assets;

          its sales and earnings growth;

          the quality of its management; and

          its overall business prospects.


The Advisor generally sells a security when its market price equals or exceeds the Advisor's expected valuation of the security or when the risk of holding the security reaches levels believed unacceptable by the Advisor.

The Advisor may select investments in fixed income securities for defensive or offensive reasons. When buying for defensive reasons the Advisor selects fixed income securities that may reduce the overall risks of the Fund's portfolio. When buying for offensive reasons the Advisor selects fixed-income securities based upon their potential to appreciate in value. Fixed-income securities that have the potential to appreciate in value also have the potential to depreciate in value. In making such investments the Advisor bases its judgment on factors such as the future trend of long-term interest rates and/or foreign currency movements. The Fund may only purchase investment-grade fixed-income securities, as stated above.


                                   MAIN RISKS

Because the Fund invests mainly in equity securities, the Fund is primarily exposed to stock market risk and stock selection risk.

STOCK MARKET RISK is the risk that the value of the Fund's investments will be adversely impacted when stock markets decline in value. While stocks have historically provided attractive long-term returns, their markets move in cycles. As a result, there are periods when prices rise and periods when prices decline.

Generally speaking, stocks experience more price volatility than bonds. Also, small- and mid-capitalization stocks have historically experienced more price volatility than large-capitalization stocks. These stocks may be subject to greater volatility because:

          there is sometimes a lower degree of liquidity (trading volume) in the market for these stocks;

          they may face less certain growth prospects; and

          their cost structures may have greater sensitivity to changing economic conditions.

Therefore, the Fund's value will increase and decrease along with stock markets in general, and this movement may be accentuated to the extent the Fund has significant holdings in small- and mid-capitalization stocks.

STOCK SELECTION RISK is the risk that the Fund's investments will underperform the market or other funds with similar investment objectives and investment strategies. Many factors affect the performance of a company's equity securities, including the demand for its products or services, the nature of its cost structure and the quality of the company's management.

Stock selection risk is usually greater for equity securities of smaller, less established companies than those of larger, more established companies. This is because smaller companies typically have a narrower base of products and revenues than larger companies and may not have the depth of management necessary to address changing conditions.

In addition to these factors, different types of stocks tend to shift in and out of favor depending on market and economic conditions. The Fund's approach to selecting undervalued securities includes the risk that the market will not recognize a security's inherent value or that a stock, which was identified as undervalued, is actually appropriately priced in the marketplace. As a result, the Fund's performance may be sometimes lower or higher than that of other types of funds, including portfolios that emphasize growth stocks.

The Fund may also invest a significant portion of its assets in foreign securities and fixed income investments, which are subject to the following risks.

FOREIGN INVESTMENT RISK. Due to its investments in foreign securities, the Fund is exposed to the risks of currency exchange rate fluctuations, adverse political or economic developments in foreign countries, reduced or unavailable public disclosure, and the lack of uniform accounting standards.

Investments in foreign securities may also result in higher expenses due to the costs of converting foreign currencies into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, and the expense of maintaining securities with foreign custodians.

INTEREST RATE RISK AND CREDIT RISK. Due to its investments in fixed income securities and preferred stocks, the Fund is exposed to interest rate risk and credit risk. Generally, interest rates and bond prices move inversely (that is, bond prices decline when interest rates rise and bond prices rise when interest rates decline). Therefore, the value of these investments may be expected to decline when interest rates rise.

These investments are also subject to the risk that a decline in an issuer's creditworthiness or the credit rating of its securities during the Fund's holding period will affect the value of the issuer's bonds and the Fund's portfolio as a whole. In order to reduce the risk of non-payment of principal or interest, the Fund invests only in fixed income securities rated "A" or better at the time of purchase by Standard & Poor's Corporation or Moody's Investor Services, Inc. or, if unrated, fixed income securities that are determined by the Fund's investment adviser to be of comparable quality.

The Fund tries to limit its exposure to risk by diversifying its investments. However, as with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. As a result, you could lose money investing in this Fund. More information about the Fund's principal risks and strategies and other risks and strategies is provided in the Fund's Statement of Additional Information (see back cover).

                                PAST PERFORMANCE

The chart and table below are designed to help you better understand the risk of investing in the Fund. The chart shows how the performance of the Fund and its predecessor has varied from year to year. The table compares the performance of the Fund and its predecessor over time to that of:

          the S&P 500(R) Index, a widely-recognized, unmanaged index of U.S. common stocks;

          the Lipper Multi-Cap Core Fund Index, an unmanaged index comprised of the largest 30 funds in the Lipper Multi-Cap Core Fund category; and

          the Wilshire 4500 Index, an unmanaged index of all U.S. equity securities with readily available price data not included in the S&P 500(R) Index.

Unlike the returns of the Fund and its predecessor, the total returns of the S&P 500(R) Index and the Wilshire 4500 Index do not include the effects of any brokerage commissions, transaction fees or other costs of investing (these costs are reflected in the Lipper Multi-Cap Core Fund Index). The chart and table assume that all dividends and distributions are reinvested.

The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P. (the "Partnership"), a limited partnership that was managed primarily by the Fund's portfolio manager from its inception until 1994. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership. Thus, the performance of the Partnership would have been lower had it borne the same level of expenses as the Fund bears. See "More About the Fund
- The Exchange."

TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.


             YEAR-BY-YEAR TOTAL RETURN OF THE FUND AND PARTNERSHIP
                           (AS OF DECEMBER 31, 2004)
                 [Bar chart showing year-by-year total return]

 12/31/95    12/31/96   12/31/97   12/31/98   12/31/99  12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
  26.79%      27.36%     18.87%      4.85%     18.19%    15.74%     (8.55)%    (8.79)%    22.18%


BEST QUARTER:                                           WORST QUARTER:


                         Average Annual Total Return of the Fund and Partnership
                                        (As of December 31, 2004)

                                                                     1 Year        5 Years       10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500(R) Index
Lipper Multi-Cap Core Fund Index
Wilshire 4500 Index


Returns after taxes in the table above are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    EXPENSES

This section describes the fees and expenses that you may bear indirectly if you buy and hold shares of the Fund. These may include:

          SHAREHOLDER FEES. The Fund is "no-load," which means that you don't pay any fees to buy or sell shares. As a result, all of the money you invest in the Fund goes to work immediately for you.

          ANNUAL OPERATING EXPENSES. These cover the costs of operating the Fund and include:

          INVESTMENT ADVISORY FEES, which are paid to the investment adviser for managing the Fund;

          DISTRIBUTION (12B-1) FEES AND EXPENSES, which are used to support the Fund's marketing and distribution efforts; and

          OTHER EXPENSES, which are paid by the Fund for miscellaneous items such as accounting, transfer agency, custody, administration, professional and registration fees.


          REDEMPTION FEES. The Fund assesses a redemption fee on redemption of shares held 120 days or less. Redemption fees accrue to the Fund itself.


Annual operating expenses are deducted from the Fund's total assets, before the daily share price is calculated and before dividends and other distributions are paid to shareholders. As a result, annual operating expenses are reflected in the Fund's share price and are not charged directly to shareholder accounts.

The Fund has adopted a distribution plan under Rule 12b-1 that allows it to pay fees for the sale of Fund shares. Because these fees are paid on an ongoing basis, account holders may pay more over the long term than if they had paid a sales charge when buying shares initially.

The table below is designed to help you better understand the various costs and expenses you will bear indirectly as an investor in the Fund.


                         ANNUAL FUND OPERATING EXPENSES

Shareholder fees                                        None
Investment advisory fees                                0.60%
Distribution (12b-1) fees and expenses(1)               0.25%
Other expenses                                          0.60%
Total fund operating expenses                           1.45%
                                                        ----
Less Fee Waivers                                        (0.10%)
Net Operating Expenses(1)                               1.35%
                                                        ----


Redemption fee(2)                                       2.00%


(1) The Distributor has contractually agreed to waive its fees to the extent necessary to cap the Fund's total fund operating expenses to 1.294% of its average daily net assets. However, this contractual fee waiver agreement provides that should the Fund's average daily net assets be less than $60 million for any 30 day period, the 1.294% cap would increase proportionately in percent to the percentage of such shortfall.


(2) A redemption fee is imposed on redemption of shares held 120 days or less. Please see "Early Redemption" on page [14] for more information concerning the redemption fee. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.



EXAMPLE

This example shows what you could pay in expenses over time (assuming that the Fund's distributor did not waive any of its fees). It is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example uses the same hypothetical conditions that all mutual funds are required to use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example should be used for comparison purposes only.


     1 year          3 years          5 years          10 years
     $               $                $                $



                              FINANCIAL HIGHLIGHTS


The following table describes the Fund's financial history and is based on a single share outstanding for the fiscal years indicated. The total returns in the table show how an investment in the Fund would have performed over each year, assuming all dividends and distributions were reinvested. The figures in this table have been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent Annual Report (see back cover).

                                            YEAR ENDED    YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             OCT. 31,      OCT. 31,         OCT. 31,        OCT. 31,       OCT. 31,
                                               2004          2003             2002            2001         2000
                                                      (For a Fund Share Outstanding Throughout each Year)

NET ASSET VALUE, BEGINNING OF YEAR          $            $    11.96       $    12.88      $    17.37     $    14.42
INCREASE FROM INVESTMENT OPERATIONS:
Net investment income                                          0.08             0.03            0.07           0.09
Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions                                        2.05            (0.56)          (2.16)          3.77
  Total from investment operations                             2.13            (0.53)          (2.09)          3.86
LESS DISTRIBUTIONS:
Dividends paid to shareholders:
  From net investment income                                  (0.08)           (0.03)          (0.06)         (0.06)
  From net realized gains                                     (0.20)           (0.36)          (2.34)         (0.85)
  Total net distributions to shareholders                     (0.28)           (0.39)          (2.40)         (0.91)
NET ASSET VALUE, END OF YEAR                             $    13.81       $    11.96      $    12.88     $    17.37
TOTAL RETURN                                                  18.12%           (4.44)%        (14.11)%        27.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000s)                        $71,930          $65,631        $71,872         $89,206
Ratios of expenses to average net assets                       1.35%(1)         1.38%           1.22%          1.18%
Ratios of net investment income to
  average net assets                                           0.62%(1)         0.21%           0.45%          0.52%
Portfolio turnover rate                                       63%              54%             60%            80%

---------

(1) During the years ended October 31, 2003 and 2004, a portion of the distribution fees was waived. If those fees had not been waived, ratios of expenses and net investment income to average net assets would have been, for the year ended October 31, 2004, ___% and ___%, respectively and, for the year ended October 31, 2003, 1.45% and 0.52%, respectively.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A schedule of the Fund's [top ten] portfolio holdings, [current as of month-end], will be available on the Fund's website no earlier than 15 days after the end of [each month]. This information will remain available on the website at least until updated for the [next month] or until the Fund files with the Securities and Exchange Commission its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.tocquevillefunds.com or by calling toll free at (800) 697-3863. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


                             MANAGEMENT OF THE FUND


Tocqueville Asset Management L.P. (the "Advisor") serves as the investment adviser to the Fund. The Advisor, located at 40 West 57th Street, 19th Floor, New York, New York 10019, has been in the asset management business since 1990 and had approximately $ billion in assets under management as of January 31, 2005. The Advisor is responsible for choosing the Fund's investments and handling its business affairs. The Advisor is also the investment adviser to five different funds comprising The Tocqueville Trust.

Under the Investment Advisory Agreement with the Advisor, the Trust pays to the Advisor, on behalf of the Fund, an investment advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.60% of the Fund's average daily net assets.

Mr. Colin C. Ferenbach serves as portfolio manager for the Fund. Mr. Ferenbach joined the Advisor as Managing Director in February of 2002. Prior thereto, Mr. Ferenbach served as portfolio manager to the Fund while employed as a Managing Director at Haven Capital Management, Inc., the Fund's investment adviser from its inception to February of 2002.





                                YOUR INVESTMENT

                       HOW TO PURCHASE SHARES OF THE FUND


You may purchase shares of the Fund through:

     o    The Fund's distributor, Lepercq, de Neuflize/Tocqueville Securities,
          L.P.

     o    Authorized securities dealers

     o    The Fund's transfer agent, U.S. Bancorp Fund Services, LLC

METHODS OF PAYMENT

BY CHECK: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept payment in cash, including cashier's checks, or money orders, unless the cashier's checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. Note that there is a $25 fee for any returned checks. To purchase by check, you should:

     o    Complete and sign the account application

     o To open a regular account, write a check payable to The Tocqueville Alexis Fund

     o To open a retirement account, write a check payable to the custodian or trustee

     o Send your account application and check or exchange request to one of the following addresses:

REGULAR MAIL:

     o    The Tocqueville Alexis Fund
          c/o U.S. Bancorp Fund Services, LLC
          P.O. Box 701 Milwaukee, WI 53201-0701

OVERNIGHT MAIL OR EXPRESS:

     o    The Tocqueville Alexis Fund
          c/o U.S. Bancorp Fund Services, LLC
          615 East Michigan Street
          Mutual Fund Services, 3rd Floor
          Milwaukee, WI 53202

BY WIRE: To purchase by wire, call the Transfer Agent at 1-800-697-3863 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to get an account number and detailed instructions. For all accounts opened by wire transfer, you must provide the Transfer Agent with a signed purchase application. A purchase order will not be accepted until the Fund has received the purchase application and any requested documentation in proper form. Wired funds must be received, and your purchase application accepted, by 4:00 p.m. Eastern Time to be eligible for same day pricing. Instruct your bank to wire funds to:

U.S. BANK, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075-000022

Credit: U.S. Bancorp Fund
Services, LLC
Account #: [112952137]

Further credit: The Tocqueville Alexis Fund
Name of shareholder and account number (if known)

BY AUTOMATIC INVESTMENT PLAN: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of the Fund. The minimum is $100 per transaction and there must be a minimum of seven days between automatic purchases. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent.

The Fund reserves the right to refuse any purchase order. In addition, the Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.


                              HOW TO REDEEM SHARES

You may redeem shares by mail or telephone. Payment for shares redeemed by written request will be made within three business days of receipt of the request provided the request is in "good order." A redemption request is in "good order" if it complies with the following:

     o if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below;

     o if share certificates have been issued, you must endorse the certificates and include them with the redemption request;

     o all signatures on the redemption request and endorsed certificates must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, or a member firm of a national securities exchange; and

     o your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the check clears, whichever occurs first. You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.

The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

BY MAIL:  To redeem by mail, please:

     o    Provide your name and account number;

     o    Specify the number of shares or dollar amount and the Fund's name;

     o Sign the redemption request (the signature must be the same as the one on your account application);

     o Make sure all parties that are required by the account registration sign the request; and

     o Send your request to the appropriate address above under purchasing by mail.

A signature guarantee of each owner is required to redeem shares in the following situations:

     o    If ownership is changed on your account

     o When redemption proceeds are sent to a different address than that registered on the account

     o If the proceeds are to be made payable to someone other than the account's owner

     o Any redemption transmitted by federal wire transfer to a bank other than the bank of record

     o If a change of address request has been received by the Transfer Agent within the last 15 days

     o    For all redemptions of $50,000 or more from any shareholder account

BY TELEPHONE: You may redeem your shares of the Fund by telephone if you authorized telephone redemption on your account application. To redeem by telephone, call the Transfer Agent at 1-800-697-3863 and provide your name and account number, amount of redemption and the name of the Fund. For your protection against fraudulent telephone transactions, the Fund will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Fund will not be liable for any loss or cost to you if it acts on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption is refused. Telephone redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your redemption request by mail or overnight courier.

INVESTMENTS THROUGH SECURITIES DEALERS. Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would receive by investing in the Fund directly. An investor purchasing through securities dealers should read this Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Fund shares through a securities dealer, please call your securities dealer or the Fund (toll free) at (800) 697-3863.

Certain qualified securities dealers may transmit an investor's purchase or redemption order to the Fund's transfer agent after the close of regular trading on the NYSE on a Fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund's shares determined by the close of regular trading on NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following Fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

The Fund is not responsible for the efficiency of the federal wire system or your securities dealer or bank. The Fund does not currently charge for wire transfers. You are responsible for any charges imposed by your bank. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request (with a guaranteed signature) to the Fund at the address listed above under "How to Redeem Shares - By Mail."



                               ABOUT YOUR ACCOUNT

HOW SHARES ARE PRICED

Tocqueville Alexis Fund is no-load, which means you can buy or sell shares at net asset value ("NAV") without any sales charge.

The Fund is open for business every day the New York Stock Exchange is open. It calculates its net asset value at the close of trading on that Exchange (generally 4:00 p.m. Eastern Time). The Fund's share price is determined by dividing its net assets (the value of the Fund's investments, cash and other assets minus its liabilities) by the total number of shares outstanding.


Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to (i) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument; (ii) stale prices (i.e. the price of a security obtained from an approved pricing agent remains unchanged for several business days during which the NYSE is open and the Advisor is unable to obtain a reliable quote for the security); (iii) a significant event occurring after the close of trading but before the calculation of the Fund's NAV, meaning the closing price for a security may not constitute a reliable market quotation (this occurs most commonly with foreign securities, but may occur in other cases); (iv) securities determined to be illiquid; and (v) securities not valued by an independent pricing agent for any reason. Fair valuing pricing involves judgments that are inherently subjective which means that the Fund's value for a particular security may be different than the last quoted market price. Fair value determinations may therefore result in the Fund's NAV being based, to some degree, on security valuations that the Board or the valuation committee believe are fair rather than being solely determined by the market. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


Foreign markets may be open on days when the New York Stock Exchange is closed. As a result, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. The Fund's share price, however, will not change until the next time it is calculated.


You can obtain the NAV of the Fund by calling 1-800-697-3863.


TIMING OF PURCHASE AND SALE ORDERS

When you purchase or sell shares, your order will be executed and the shares will be priced according to when your order is received in "good order":

If your order is received before 4:00 p.m. Eastern Time (on a day when the New York Stock Exchange is open) by the Fund or its authorized designee, it will be executed the same day, at that day's closing share price.

If your order is received after 4:00 p.m. Eastern Time (on a day when the New York Stock Exchange is open) by the Fund or its authorized designee, it will be executed the following day, at that day's closing share price.


We consider requests to be in "good order" when all required documents are properly completed, signed and received.


SHARE CERTIFICATES

In the interest of economy and convenience, the Fund does not issue share certificates. Instead, you will receive confirmation of purchase and redemption orders from the Fund's transfer agent. Shares and any dividends and distributions paid by the Fund are also reflected in your account statements.


The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund's transfer agent, USB, will take reasonable steps to confirm that instructions communicated by telephone are genuine. However, neither the Fund nor USB will be liable for following instructions communicated by telephone that USB reasonably believes are genuine.


OTHER POLICIES

Under certain circumstances, the Fund reserves the right to:

     o    Reject any order to purchase Fund shares;


     o Change its investment minimums or other requirements for buying and selling (including minimum amounts for check or wire redemptions) or waive any minimums or requirements for certain investors;

     o Satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders; and

     o    Terminate telephone and wire redemption privileges.


EARLY REDEMPTION


In accordance with the frequent trading policies and procedures of The Tocqueville Alexis Trust (see below under "Frequent Trading"), the Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. The redemption fee will not apply to redemptions of shares where (i) the redemption is made from an employer sponsored retirement plan subject to the Employee Retirement Income Security Act that offers the Fund as an investment vehicle, (ii) the shares were purchased through the reinvestment of dividends or other distributions, (iii) the redemption results from a shareholder's death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemptions that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (iv) the shares are redeemed pursuant to the Systematic Withdrawal Plan, and (v) a redemption is initiated by the Fund. In addition, the Fund may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect the Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

The Fund will use the first in, first out (FIFO) method to determine the 120 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 120 days or less, the redemption fee will be assessed. In determining "120 days" the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on April 4, 2005, for example, will be subject to the fee if they are redeemed on or prior to August 2, 2005. If they are redeemed on or after August 3, 2005, the shares will not be subject to the redemption fee.

The Transfer Agent charges a $15 service fee for each payment of the redemption proceeds made by wire.

FREQUENT TRADING

The Tocqueville Alexis Trust discourages short-term or excessive trading ("frequent trading") of its Fund's shares by shareholders and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, to the extent the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Trust has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as high yield bonds and some small cap equity securities. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund's procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund's frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available to it at the time and attempt to identify suspicious trading patterns on the omnibus account level.

As indicated above under "About Your Account - Other Policies," the Fund reserves the right to refuse any PURCHASE order for its shares for any reason, including transactions deemed by the Fund to represent frequent trading activity. The Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.

                         ADDITIONAL SHAREHOLDER SERVICES

SYSTEMATIC WITHDRAWAL PLAN You may establish a systematic withdrawal plan if you own shares of the Fund worth at least $10,000. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed to you at regular intervals. For additional information or to request an application for this Plan, please call the Transfer Agent at 1-800-697-3863.


INDIVIDUAL RETIREMENT ACCOUNTS The Fund offers Individual Retirement Plans, including Traditional IRAs and Roth IRAs. Any adult may contribute a total of $3,000 (for individuals who are age 50 or over, $3,500), or 100% of compensation, whichever is less to a Traditional IRA and/or a Roth IRA each tax year through 2004.

          TRADITIONAL IRA. Any adult under age 70 1/2 who has earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may contribute to an IRA. Contributions may be tax deductible, depending on your income and eligibility to participate in an employer-sponsored retirement plan.

          ROTH IRA. Any adult who has earned income below certain income limits may also contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events, such as retirement.


There is currently no charge for establishing a retirement account, although there is an annual maintenance fee. For further information or to obtain an application, please call ______.


AUTOMATIC INVESTMENT PLAN Tocqueville Alexis Fund's Automatic Investment Plan allows you to automatically purchase shares on a regular, convenient basis from your bank or other investment account. You determine the frequency and amount of your investments, subject to a $100 minimum per transaction. The plan may be established with any financial institution that is a member of the Automated Clearing House.


You can set up an Automatic Investment Plan by completing the appropriate section on the Purchase Application when opening your account or by calling ______. There is a $1,000 minimum initial investment.


No service fee is currently charged by the Fund for participation in the Automatic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in your account at the time of the automatic transaction. If you discontinue participation in the plan, the Fund reserves the right to redeem your account involuntarily, upon sixty days' written notice, if your account's net asset value is $2,000 or less.


SMALL ACCOUNTS. The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

CHECK CLEARANCE. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result. This delay can be avoided by purchasing shares by wire or certified bank checks.

SUSPENSION OF REDEMPTIONS. We may suspend the right of redemption or postpone the date at times when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the Securities and Exchange Commission.

VERIFICATION OF IDENTITY. In accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.



                             DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders:

         Investment company taxable income and net tax-exempt income, if any, semi-annually; and Net capital gains, if any, annually.

All distributions are reinvested in the Fund unless you instruct the Fund in writing that you would like to receive them in cash. There are no fees or sales charges on reinvestments. When you redeem Fund shares, you will realize a taxable gain or loss depending upon the amount you realize and your tax basis in the shares.

Fund dividends and other distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) whether they are received in cash or reinvested in the Fund. In general:

          Distributions of investment company taxable income which include short-term capital gains are taxable as ordinary income; and Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as capital gains, regardless of how long you have owned your shares.

Each year, the Fund will send you detailed information about the amount of ordinary income, capital gains and other income distributed to your account for the previous year. In most cases, distributions you receive in January are taxable as if they had been paid in the previous year. Because everyone's tax situation is different, you should consult with your tax adviser about federal, state and local tax consequences.

BUYING SHARES BEFORE A DISTRIBUTION. All income and capital gains earned by the Fund are reflected in its share price until the Fund makes a distribution. At the time of a distribution, the share price is reduced by the amount distributed per share. If you purchase shares when the Fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares. However, you will have a portion of your investment returned to you in the form of a taxable distribution. Unless you are investing through an IRA or other tax-advantaged account, you may want to consider waiting to invest until after the distribution has been made to avoid "buying" a taxable distribution.


                               MORE ABOUT THE FUND

                                  THE EXCHANGE

On June 23, 1994, the Fund acquired the portfolio securities, cash and cash equivalents of the Partnership, a limited partnership for which the fund's portfolio manager had primary responsibility since inception, in exchange for shares of the Fund. These securities had a market value on June 22, 1994 of approximately $41.1 million. At the completion of the exchange, the Fund began operations.


The following is a summary of key financial information relating to the Partnership and the Fund. The information for the period June 23, 1994 to October 31, 2003 for the Fund and the period January 1, 1990 to June 22, 1994 for the Partnership has been audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm. The financial statements for the year ended October 31, 2004 for the Fund can be found in the Fund's Annual Report to Shareholders (see back cover to request a copy).


The following table includes information about the Partnership's operations for periods prior to the formation of the Fund. Although the Fund is managed by the same individual who had primary responsibility for the management of the Partnership and in a manner that is in all material respects equivalent to the management of the Partnership, the following table should not be viewed as an indication of future performance by the Fund.

The Partnership was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, it was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Partnership had been subject to those restrictions, its performance might have been adversely affected. In addition, the expenses borne by the Fund (described above, under the heading "Key Facts-Expenses") are higher than those borne by the Partnership. Thus, the performance of the Partnership would have been lower had it borne the same level of expenses as the Fund bears.

                     Nov. 1,   Nov. 1,   Nov. 1,    Nov. 1,    Nov. 1,    Nov. 1,    Nov. 1,    Nov. 1,    Nov. 1,    Nov. 1,
                     2003 to   2002 to   2001 to    2000 to    1999 to    1998 to    1997 to    1996 to    1995 to    1994 to
                     Oct. 31   Oct. 31   Oct. 31    Oct. 31    Oct. 31    Oct. 31    Oct. 31    Oct. 31    Oct. 31    Oct. 31
                     2004      2003      2002 (1)   2001 (1)   2000 (1)   1999 (1)   1998 (1)   1997 (1)   1996 (1)   1995(1)

NET ASSET
VALUE AT
BEGINNING OF
PERIOD               $         $11.96    $12.88     $17.37     $14.42     $14.29     $15.83     $14.04     $11.67     $10.65

Income from
Investment
Operations:
Net
Investment
Income                           0.08      0.03       0.07       0.09       0.03       0.08       0.06       0.08       0.12

Net Realized
and
Unrealized
Gains and
(Losses) on
Investments and
foreign currency
transaction                     2.05      (0.56)     (2.16)      3.77       1.64      (0.02)      3.13       3.07       1.28

Total from
Investment
Operations                      2.13      (0.53)     (2.09)      3.86       1.67       0.06       3.19       3.15       1.40

Less
Distributions                  (0.28)     (0.39)     (2.40)     (0.91)     (1.54)     (1.60)     (1.40)     (0.78)      (0.38)

NET ASSET
VALUE AT END
OF PERIOD                      $13.81    $11.96     $12.88     $17.37     $14.42     $14.29     $15.83     $14.04     $11.67

TOTAL RETURN                    18.12%    (4.44)%   (14.11)%    27.64%     12.29%      0.29%     24.9%      28.25%     13.7%

SUPPLEMENTAL
DATA AND
RATIOS:
Net Assets
at End of
Period (in
000s)                          $71,930   $65,631    $71,872    $89,206    $72,068    $77,690    $84,769    $67,096    $5,579

Ratio of
Expenses to
Average Net
Assets                           1.35%(4)  1.38%      1.22%      1.18%      1.34%      1.26%      1.33%      1.59%      1.53%

Ratio of
Net
Investment
Income to
Average Net
Assets                           0.62%(4)  0.21%      0.45%      0.52%      0.20%      0.50%      0.78%       0.58%     1.14%(4)

Portfolio
Turnover Rate                     63%       54%        60%        80%        31%        59%        57%         67%       77%


                       June 23,         Jan. 1,
                       1994 to          1994  to
                       Oct. 31          June 22,
                       1994 (1)         1994 (4)



NET ASSET
VALUE AT
BEGINNING OF
PERIOD                 $10.00           $10.29

Income from
Investment
Operations:
Net
Investment
Income                   0.04             0.06

Net Realized
and
Unrealized
Gains and
(Losses) on
Investments and
foreign currency
transaction              0.61            (0.35)

Total from
Investment
Operations               0.65            (0.29)

Less
Distributions              --               --

NET ASSET
VALUE AT END
OF PERIOD              $10.65           $10.00

TOTAL RETURN             6.5%(7)         (2.8)%(7)

SUPPLEMENTAL
DATA AND
RATIOS:
Net Assets
at End of
Period (in
000s)                $45,332            $41,141

Ratio of
Expenses to
Average Net
Assets                  (1.20)%(4)(5)     1.19%(6)

Ratio of
Net
Investment
Income to
Average Net
Assets                   1.10             1.17%(5)

Portfolio
Turnover Rate           27%              78%


                                                                                                                      June 27,
                                                                                                                       1984 to
                                                                                                                      Dec. 31,
                                                    For the Year Ended December 31,                                     1984
                    1993(2)   1992(2)    1991(2)  1990(2)   1989(2)   1988(2)   1987(2)(3)  1986(2)(3)  1985(2)       (2)(3)

NET ASSET
VALUE AT
BEGINNING OF
PERIOD              $9.13     $8.06      $6.16    $6.31     $5.22     $4.49     $4.61       $4.20       $3.07         $2.83

Income from
Investment
Operations:

Net
Investment
Income               0.16      0.16       0.19     0.21      0.20      0.16      0.13        0.12        0.10          0.08

Net Realized
and
Unrealized
Gains and
(Losses) on
Investments          1.00      0.91       1.71    (0.36)     0.89      0.57     (0.25)       0.29        1.03          0.16

Total from
Investment
Operations           1.16      1.07       1.90    (0.15)     1.09      0.73     (0.12)       0.41        1.13          0.24

Less
Distributions          --        --        --        --        --        --         --          --           --          --

NET ASSET
VALUE AT END
OF PERIOD          $10.29     $9.13      $8.06    $6.16     $6.31     $5.22     $4.49       $4.61       $4.20         $3.07

TOTAL RETURN        12.7%     13.3%      30.8%    (2.4)%    20.9%     16.3%     (2.6)%       9.8%       36.8%          8.5%(7)

SUPPLEMENTAL
DATA AND
RATIOS:
Net Assets
at End of
Period (in
000s)              $44,104   $38,243    $34,024  $24,282   $27,426   $22,683   $19,317     $16,029     $11,076        $3,060

Ratio of
Expenses to
Average Net
Assets               0.67%     0.71%      0.72%    0.67%     0.75%     0.74%     0.77%       0.78%       0.92%         1.03%(5)

Ratio of Net
Investment
Income to
Average Net
Assets               1.64%     1.90%      2.57%    3.32%     3.37%     3.18%     2.56%       2.48%       2.64%         4.98%(5)

Portfolio
Turnover Rate       72%       60%        68%      67%       48%       38%       61%         48%         34%           1%

(1) Represents the results of operations of Tocqueville Alexis Fund (previously named The Haven Fund).

(2)  Represents the results of operations of HCM Partners, L.P.

(3)  Unaudited.


(4) Without fee waivers, the ratio of expenses to average net assets would have been ___%, 1.45%, 1.59% and 1.43% (annualized) for the periods ended October 31, 2004, October 31, 2003, October 31, 1995 and 1994, respectively, and the ratio of net investment income to average net assets would have been ___%, 0.52%, 1.08% and 0.87% (annualized) for the periods ended October 31, 2004, October 31, 2003, October 31, 1995 and 1994, respectively.


(5)  Annualized.

(6) Per share amounts for the results of operations of HCM Partners, L.P. have been calculated using the average number of interests outstanding during each period.

(7) Total returns for the periods less than one year are not annualized.

                      NOTICE OF PRIVACY POLICY & PRACTICES

The Tocqueville Alexis Fund recognizes and respects the privacy expectations of our customers(1). We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Fund.

We collect nonpublic personal information about our customers from the following sources:

Account Applications and other forms, which may include a customer's name, address, social security number and information about a customer's investment goals and risk tolerance;

Account History, including information about the transactions and balances in a customer's accounts; and

Correspondence, written, telephone or electronic between a customer and the Fund or service providers to the Fund.

We may disclose all of the information described above to certain third parties who are not affiliated with the Fund as permitted by law--for example sharing information with companies who maintain or service customer accounts for the Fund is permitted and is essential for us to provide shareholders with necessary or useful services with respect of their accounts. We may also share information with companies that perform marketing and or mailing services on our behalf or to other financial institutions with whom we have joint agreements.

We maintain, and require service providers to the Fund to maintain policies designed to assure only appropriate access to, and use of information about our customers. When information about the Fund's customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

___________

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in shares of the Fund.

[BACK PAGE]

                              FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

          ACCOUNT STATEMENTS. You will receive a quarterly statement of your account as well as an account statement after any transaction that affects your share balance or share registration.


          ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS. These reports detail the Fund's actual investments (as of the report date) and performance information. They also include a discussion by the Advisor of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report.


          STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus (that is, it is legally considered to be part of this prospectus).


To request a free copy of the current annual/semi-annual report or the SAI or for additional information about the Fund, please call (800) 697-3863, visit the Fund's website at http://www.tocquevillefunds.com, or send your request in writing to the Fund's transfer agent and administrator, U.S. Bancorp Fund Services, LLC, at 615 East Michigan Street, Milwaukee, WI 53202.


You may also obtain information about the Fund (including the SAI) directly from the SEC by visiting its Public Reference Room in Washington, DC, by sending your request along with a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102, by e-mailing your request along with a duplicating fee to "publicinfo@sec.gov" or by visiting the SEC's Internet website (www.sec.gov). You may obtain information regarding the operation of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090.

For information about your Tocqueville Alexis Fund account, including account balances, call (800) 697-3863.

1940 Act File No.:  811-8428

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2005


                          THE TOCQUEVILLE ALEXIS TRUST


         This Statement of Additional Information is meant to be read in conjunction with the Prospectus of the Tocqueville Alexis Fund (the "Fund"), dated February 28, 2005 and is incorporated by reference in its entirety into that Prospectus. The Fund is the initial series of The Tocqueville Alexis Trust (the "Trust").

         Because this Statement of Additional Information is not itself a prospectus, no investment in shares of beneficial interest of the Fund ("Shares") should be made solely upon the information contained herein. Copies of the Fund's Prospectus and information regarding the Fund's current performance may be obtained by calling U.S. Bancorp Fund Services, LLC ("USB"), the Fund's administrator and transfer agent, at (800) 697-3863. Information regarding the status of shareholder accounts may be obtained by calling USB at
(800) 697-3863 or by writing to USB, at 615 East Michigan Street, Milwaukee, WI 53202.

         The financial statements for the fiscal year ended October 31, 2004 and the report of PricewaterhouseCoopers LLP on such annual financial statements contained in the Fund's Annual Report to Shareholders for the year ended October 31, 2004 (the "Annual Report") are incorporated herein by reference to such financial statements and report in reliance upon the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting. Additional copies of the Fund's Annual Report may be obtained at no charge by telephoning the toll-free number provided above or by visiting the Fund's website at USB at http://www.tocquevillefunds.com.


                                             TABLE OF CONTENTS

                                                                                                       PAGE



FUND HISTORY.............................................................................................1
THE FUND AND ITS INVESTMENTS AND RISKS...................................................................1
     CLASSIFICATION......................................................................................1
     INVESTMENT STRATEGIES AND RISKS.....................................................................1
     FOREIGN TRANSACTIONS................................................................................1
     FIXED INCOME SECURITIES.............................................................................3
     OTHER INVESTMENT STRATEGIES AND RISKS...............................................................4
     INVESTMENT RESTRICTIONS............................................................................10
     TEMPORARY DEFENSIVE POSITION.......................................................................12
     PORTFOLIO TURNOVER.................................................................................12
DISCLOSURE OF PORTFOLIO HOLDINGS........................................................................14
MANAGEMENT OF THE FUND..................................................................................14
     COMPENSATION OF TRUSTEES AND OFFICERS..............................................................17
     CODE OF ETHICS.....................................................................................17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................................................17
INVESTMENT ADVISORY AND OTHER SERVICES..................................................................18
     INVESTMENT ADVISER.................................................................................18
     PRINCIPAL UNDERWRITER..............................................................................19
     RULE 12b-1 PLAN....................................................................................20
     ADMINISTRATOR......................................................................................21
     PROXY VOTING POLICIES AND PROCEDURES...............................................................21
     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................................................21
     COUNSEL............................................................................................21
BROKERAGE ALLOCATION AND OTHER PRACTICES................................................................21
SHARES OF BENEFICIAL INTEREST...........................................................................22
PURCHASE, REDEMPTION AND PRICING OF SHARES..............................................................23
     COMPUTATION OF NET ASSET VALUE.....................................................................23
     PURCHASE AND REDEMPTION OF SHARES..................................................................23
ADDITIONAL INFORMATION CONCERNING TAXES.................................................................24
     COMMERCIAL PAPER RATINGS............................................................................1
     CORPORATE BOND RATINGS..............................................................................1
     The Tocqueville View................................................................................1
     COMMITTEE ON CORPORATE GOVERNANCE & RESPONSIBILITY..................................................1
     ELECTRONIC VOTING...................................................................................2
     STAFF RESPONSIBILITIES AND PROCEDURES...............................................................2
        Receipt & Reconciliation.........................................................................2
        Issue Review & Vote Recommendation...............................................................2
        Casting & Confirmation of the Vote...............................................................3
     Conflicts of Interest...............................................................................3
     Proxies That Will Not Be Voted......................................................................4
     Proxy Voting Policy Guidelines......................................................................7
APPENDIX A    DESCRIPTION OF RATINGS...................................................................A-1
APPENDIX B    TOCQUEVILLE ASSET MANAGEMENT, L.P. PROXY VOTING POLICIES AND PROCEDURES..................B-1



                                 FUND HISTORY

         The Fund is the initial series of the Trust, which was formed on March 17, 1994 as a Delaware business trust. The Trust's name was changed on February 28, 2002 from The Haven Capital Management Trust to The Tocqueville Alexis Trust. Since February 25, 2002, Tocqueville Asset Management LP (the "Advisor") has served as the Fund's investment adviser. The Fund's former investment adviser was Haven Capital Management, Inc. ("Haven").

         On June 23, 1994, pursuant to an Agreement and Plan of Exchange among the Fund, Haven, the Fund's initial investment adviser, and HCM Partners, L.P., a limited partnership for which Haven acted as investment adviser and three of the Fund's current and/or former Trustees acted as general partners (the "Predecessor Partnership"), the Fund acquired portfolio securities, cash and cash equivalents having a market value on June 22, 1994 of approximately $41,141,033 owned by the Predecessor Partnership in exchange for Shares of the Fund. The Fund commenced a continuous offering of its Shares after the exchange.

         The exchange benefits investors who acquired Shares in the continuous offering after the exchange to the extent that the pro rata portion of expenses borne by each investor decreases and certain economies are realized by spreading costs over a larger asset base. The exchange generally has, however, adverse tax consequences to those same investors insofar as the Fund holds securities acquired from the Predecessor Partnership that have appreciated in value from the date they were acquired by the Predecessor Partnership; the same potential for adverse tax consequences is present, however, whenever an investor purchases shares in any regulated investment company owning appreciated assets. When the Fund sells appreciated securities, the amount of any net gain will be taxable to shareholders, including new shareholders as well as former partners of the Predecessor Partnership. The effect of this will be to tax new shareholders on a distribution that economically represents a return of the purchase price of their Shares rather than on an increase in the value of their investment, to the extent the gain represented appreciation in the securities at the time the Shares of the Fund were purchased. See "Additional Information Concerning Taxes" with respect to the foregoing and regarding a private letter ruling obtained from the Internal Revenue Service with respect to the exchange.

                    THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

         The Fund is an open-end, diversified management investment company.

INVESTMENT STRATEGIES AND RISKS

         The Fund generally invests in domestic securities listed on a securities exchange or traded through The Nasdaq Stock Market ("Nasdaq") and in those foreign securities traded on principal trading markets for such securities. The principal investment strategies of the Fund, and the principal risks of those strategies, are described in the Prospectus. Additional investment strategies and risks are described below.

FOREIGN TRANSACTIONS

         Foreign Securities. The Fund may invest up to 35% of its total assets, calculated at the time of purchase, in foreign securities, including American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent the Fund acquires unsponsored ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of certain material information or be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.


         Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Advisor, to offer better opportunity for long-term growth of capital than investments in domestic securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.


         Investing in securities of foreign companies involves certain considerations that are not typically associated with investing in securities of domestic companies. Such investments may be affected by fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The yield of the Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of portfolio securities and the appreciation or depreciation of investments, as well as the Fund's net asset value, which also will be affected irrespective of the performance of the underlying investments. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars; the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

         In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Some foreign stock markets may have substantially less volume than the New York Stock Exchange and securities of some foreign companies may be less liquid than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. The Fund's investments in foreign government securities are subject to special risks which may include the inability or unwillingness of a foreign government to repay principal and interest, currency fluctuations and other similar risks of investing in foreign securities generally.

         The Fund generally invests in foreign securities traded on the principal trading markets for such securities. In most cases, the markets will be foreign stock exchanges, although they may also be over-the-counter markets. The Fund anticipates that the principal trading markets for the foreign securities in which it will invest will be relatively liquid compared to the stock exchanges or over-the-counter markets in the United States.

         The Fund may invest up to 5% of its assets in countries with emerging economies or securities markets, including certain countries in Asia and Latin America. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights, have at times nationalized or expropriated the assets of private companies and have at times imposed confiscatory taxation and/or limitations on the use or removal of funds or other assets of international investors. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Foreign Currency Transactions. The Fund may, to the extent it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may incur costs in connection with conversions between various currencies.

         The Fund may enter, solely for hedging purposes, into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. The Fund will not engage in cross-hedging transactions. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.

         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. Markets for trading foreign currency forward contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

         If the Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will be required to place cash or liquid high-grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade debt securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. If the Fund sells a forward foreign currency contract, it will be appropriately covered.


         The Fund will enter into such forward contracts only with counterparties that have received (or the guarantors of their obligations have received) a credit rating of Prime-1 or A-1 by Moody's or S&P, respectively, or that have an equivalent rating from a nationally recognized securities rating organization or are determined to be of equivalent credit quality by the Advisor. The Advisor will monitor the credit status of the counterparties or guarantors, as appropriate, on an on-going basis. Forward foreign currency contracts are privately negotiated transactions, and there is no formally established trading market for such investments. Accordingly, there may be no market for such investments and they may be illiquid. Under normal market conditions, however, offsetting contracts may be readily entered into in the major internationally traded currencies.


FIXED INCOME SECURITIES

         The prices of fixed income securities fluctuate in response to the general level of interest rates as well as supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition by the Fund will not affect cash income from such securities but will be reflected in the Fund's net asset value.


         Corporate Debt Obligations. As described in the Prospectus, the Fund may invest in a variety of fixed income securities issued by domestic and foreign issuers, including corporate debt obligations that are rated AAA, AA or A by Standard & Poor's Corporation ("Standard & Poor's") or Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Advisor to be of comparable credit quality. The Fund can hold no more than 5% of its net assets in corporate debt obligations downgraded to a rating below
A. See Appendix A for a description of these corporate bond ratings assigned by Standard & Poor's and Moody's. The Fund will limit its investments in corporate debt obligations and other non-equity investments to no more than 35% of the value of its total assets.


         Zero Coupon Bonds. The Fund may invest up to 5% of its net assets in zero coupon U.S. Treasuries and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. Such bonds do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. The market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest and is likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality. Zero coupon bonds carry the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. In addition, the Fund's investments in zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. The Fund will invest only in zero coupon U.S. Treasury securities that are part of the STRIPS program.


         Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States or foreign governments or their agencies or sponsored instrumentalities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities include obligations issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; and obligations of U.S. government agencies, instrumentalities or sponsored enterprises which are not guaranteed. Such securities may be issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. and foreign governments are not generally obligated by law to provide support to a sponsored instrumentality, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


OTHER INVESTMENT STRATEGIES AND RISKS


         Convertible Securities. The Fund will invest in convertible securities of corporations that meet the criteria for investment by the Fund in equity securities of domestic and foreign issuers in which the Fund can invest. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer or of another company. In evaluating a convertible security, the Advisor gives primary emphasis to the attractiveness of the underlying common stock.

         The Fund may not purchase or hold more than 5% of its net assets in convertible securities rated below BBB by S&P, Baa by Moody's or, if unrated, determined by the Advisor to be of comparable quality. Securities rated BBB, Baa or below are speculative in nature and are commonly known as "high yield" securities or "junk bonds." Although high risk, low-rated debt securities and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income.


         The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. When, however, the market price of the common stock underlying the convertible security exceeds the conversion price, the price of the convertible security reflects the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. The extent to which such risk is less depends in large measure, however, upon the degree to which the convertible security sells above its value as a fixed income security.

         Restricted Securities. The Fund may invest up to 5% of its net assets in securities that, at the time of purchase by the Fund, are subject to restrictions on transfer, including, without limitation, legends as to applicable federal or state securities laws or other legal or contractual restrictions. While such purchases may offer attractive opportunities for investment not otherwise available to the Fund, the securities cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or under an exemption from registration (such as Rules 144 or 144A).

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

         Securities of Other Investment Companies. The Fund may invest in securities of closed-end investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and
(c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. The Fund does not intend to invest in the securities of other investment companies except by purchase in the open securities market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization, or acquisition. The Fund will bear its proportionate share of any fees and expenses paid by investment companies in which it invests in addition to the advisory and other fees paid by the Fund.


         Lending of Portfolio Securities. The Fund may seek income by lending portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the trustees of the Trust (the "Trustees"). The Advisor will be responsible for monitoring the Fund's portfolio lending activities and for compliance with the capital and other credit criteria established by the Trustees. These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value. The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."


         By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term high-grade liquid debt securities instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. When the Fund invests cash collateral received for the loan of portfolio securities, a leveraging effect is obtained. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as payments in the amount of any dividends, interest or other distributions on the loaned securities and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.

         The Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

         Repurchase Agreements. The Fund may utilize up to 5% of its net assets to engage in repurchase agreement transactions with respect to any securities in which it invests. The Fund will enter into repurchase agreements with member banks of the Federal Reserve System or certain domestic non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The investment adviser of the Fund, acting under the supervision of the Trustees, reviews the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

         Futures Activities. The Fund may utilize up to 5% of its net assets to enter into interest rate and stock index futures contracts and may utilize up to 5% of its net assets to purchase or write related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These investments may be made solely for bona fide hedging purposes. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

         The Fund will not engage in futures activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired options required to establish positions other than those for "bona fide hedging" would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The Fund's long positions in futures contracts or options thereon written by it must be collateralized with cash or high-grade liquid assets held in a segregated account.

         Futures Contracts. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement between seller and buyer to respectively deliver and take delivery of a commodity which is represented by a stock price index at a future specified date. The delivery is a cash settlement of the difference between the original transaction price and the final price of the index at the termination of the contract. Stock index futures are capitalization weighted indices which reflect the market value of the firms listed on the indices.

         The purpose of entering into a futures contract is to protect the Fund from fluctuations in value without its actually buying or selling the securities. Of course, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents equal to 1 to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

         At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and stock indices. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or index and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or stock indices. The potential loss the Fund may experience as a result of its investments in any futures transaction is unlimited.

         Positions in futures contracts and options in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.


         When-Issued Securities and Delayed Delivery Transactions. The Fund may utilize up to 5% of its net assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Advisor deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment, and the right to acquire such security must be exercisable without additional cost to the Fund. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.


         When the Fund agrees to purchase when-issued or delayed delivery securities, its custodian will set aside cash, U.S. government securities or liquid high-grade debt obligations equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected by reason of its commitments to purchase when-issued or sell delayed delivery securities.

         When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Options on Securities. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities. In addition, the Fund may write covered call options on securities. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. The Fund may write only covered call options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option.

         The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


         Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when the Advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Advisor expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.


         So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

         An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on U.S. securities exchanges.

         The Fund may realize a profit or loss upon entering into a closing transaction. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.


         Although the Fund will generally purchase or write only those options for which the Advisor believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Advisor may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.


         Additional risks exist with respect to certain of the U.S. government securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-back securities issued by GNMA, FNMA or FHLMC, the mortgaged-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities. The required cover will be marked-to-market daily.


         In addition to writing covered options for other purposes, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by the Advisor. Successful use by the Fund of options will be subject to the Advisor's ability to predict correctly movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.


         Stock Index Options. The Fund may utilize up to 5% of its net assets to purchase exchange-listed put and call options on stock indexes, and may write options on such indexes to hedge against the effects of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite index, or a narrower market index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

         Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


         The Fund will engage in stock index options transactions only when determined by the Advisor to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account consisting of cash or high-grade liquid debt securities in an amount equal in value to the full amount the Fund has at risk and will maintain the account while the option is open. The aggregate value of the securities underlying the calls or puts on stock indexes written by the Fund, determined as of the date the options are sold, when added to the securities underlying the calls on securities written by the Fund, may not exceed 25% of the Fund's net assets.

         Warrants. Up to 5% of the net assets of the Fund may be invested in warrants. A warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and it does not represent any rights in the assets of the issuer. For these reasons, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         Investment in Unseasoned Companies. The Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity which can result in their being priced lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

INVESTMENT RESTRICTIONS

         The Fund's investment objective and its intention to invest, under normal market conditions, at least 65% of its total assets in equity securities of domestic issuers are fundamental policies of the Fund and cannot be changed without the approval of a "majority of the Fund's outstanding voting securities." As used in the Prospectus and this Statement of Additional Information, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented, and (ii) more than 50% of the outstanding Shares.

         In addition, the following investment restrictions have been adopted by the Fund as fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund may not:

1. Borrow money, except from banks on a temporary or emergency basis in an aggregate amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed), provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing, if appropriately covered.

2. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities.

3. Invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.
5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

6. Make short sales of securities or maintain a short position (except short sales against-the-box).

7. Underwrite any issue of securities issued by others, except to the extent that the sale of securities acquired by the Fund directly from an issuer, underwriter or dealer may be deemed to be an underwriting.

8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

9. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed delivery basis as described under "The Fund and Its Investment Risks-Investment Strategies and Risks."

10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

11. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as permitted in Investment Restriction No. 1.

         In addition to the investment restrictions mentioned above, the Trustees of the Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Fund without prior notice to or approval of shareholders. Accordingly, the Fund may not:

1. Purchase the securities of any issuers if the officers or Trustees of the Fund, its investment advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

2. Write covered calls or put options with respect to more than 5% of the value of its net assets, invest more than 5% of its net assets in protective put options or more than 5% of its total assets in puts, call, spreads or straddles, or any combination thereof other than protective put options. The aggregate value of premiums paid on all options other than protective put options, held by the Fund at any time will not exceed 5% of the Fund's total net assets.

3. Invest more than 15% of its net assets in securities that are not liquid (i.e., securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment).

4. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

5. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange to the extent permitted by applicable state securities laws.

6. Purchase securities while the Fund's borrowings exceed 5% of its total assets.

         For purposes of the foregoing limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by the Fund. With respect to fundamental Investment Restriction No. 1, the Fund must maintain asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Shares in certain states. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Shares in the state involved. The Fund is also subject to diversification requirements imposed by the 1940 Act and the Code.

TEMPORARY DEFENSIVE POSITION


         When the Advisor believes that a defensive posture is warranted, the Fund may invest temporarily without limit in cash or fixed income securities which are temporary investments. Temporary investments are short-term high-quality debt securities (rated AA or above by S&P, Aa or above by Moody's or with an equivalent rating by other nationally recognized securities rating organizations) denominated in U.S. dollars or other freely convertible currency, including short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, U.S. finance company obligations, corporate commercial paper, obligations of banks and repurchase agreements (not to exceed 5% of the Fund's net assets).


PORTFOLIO TURNOVER


         The Advisor purchases securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Advisor believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


         Certain practices which may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.



                       DISCLOSURE OF PORTFOLIO HOLDINGS

         The Trust's board of trustees has adopted the Advisor's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure;
(2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Trust, including its board of trustees; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Trust. The Advisor shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

         The Advisor and/or the Fund have entered into ongoing arrangements to make available non-public information about the Fund's portfolio securities to the following entities:


NAME     INFORMATION DISCLOSED            FREQUENCY                LAG TIME

[List parties, frequency with which information about portfolio securities is disclosed, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.] [Include description of conditions or restrictions placed on the use of information about the portfolio securities that is disclosed.]

         Neither the Fund nor the Advisor or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements.

[The above list will only need to include information that is not contained in a publicly available SEC filing or is "publicly available" as described in the prospectus (e.g., the monthly portfolio holdings schedule)]



                            MANAGEMENT OF THE FUND


         The Trustees of the Trust (the "Trustees") decide matters of general policy of the Fund and review the actions of the Advisor and the Fund's service providers, i.e., its administrator, distributor, transfer agent and custodian. The Board of Trustees includes three committees. The Fair Value Oversight Committee provides overall supervision for valuation of the Fund's portfolio securities and reviews valuations of restricted, illiquid and/or reclassified securities. Currently, Colin C. Ferenbach and Robert W. Kleinschmidt are the members of the Fair Value Oversight Committee. The Fair Value Oversight Committee did not meet during the fiscal year ended October 31, 2004.

         The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust's independent registered public accounting firm (the "accountants"). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Trust and for pre-approving certain non-audit services performed by the accountants for the Advisor and certain control persons of the Advisor. The Audit Committee also meets with the Trust's accountants to review the Trust's financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee also acts as the Trust's qualified legal compliance committee. The members of the Committee are William F. Indoe, Robert E. Kaufmann, John F. McNiff and D. Euan Baird. The Committee met twice during the fiscal year ended October 31, 2004.

         At its meeting on February [ ], 2005, the Board will appoint a nominating committee comprised of William F. Indoe, Robert E. Kaufmann, John
F. McNiff and D. Euan Baird, to whose discretion the selection and nomination of trustees who are not "interested persons," as defined in the 1940 Act, of the Trust is committed. This Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so.


         The Fund's daily business operations are conducted and supervised by the officers of the Trust (the "Officers"). The names (and ages) of the Fund's Trustees and Officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below:


                                                                                    Number of
                                             Term of                               Portfolios
                                              Office                                 in Fund
                               Positions       and                                   Complex       Other
                                 Held        Length             Principal           Overseen    Directorships
                                 with        of Time         Occupation (s)            by         Held by
   Name, Address and Age       the Fund      Served        During Past 5 Years     Trustee (3)    Trustee
-----------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------



D. Euan Baird                 Trustee of   Since fund     Chairman, Rolls-Royce        1          Areva,
40 West 57th Street, 19th     the Trust    inception,     plc. Formerly,                          Rolls
Floor                                      except for     Chairman, President and                 Royce,
New York, NY 10019                         the period     Chief Executive Officer                 Scottish
Age: 66                                    from           of Schlumberger Ltd.                    Power and
                                           December       (oil field services,                    Societe
                                           8, 2003 to     measurements and                        Generale
                                           November       systems).
                                           16,
                                           2004(4)(2)

William F. Indoe              Trustee of   Since fund     Partner, Sullivan &          1          None
Sullivan & Cromwell           the Trust    inception      Cromwell
125 Broad Street                           (2)            (attorneys-at-law).
New York, NY  10004
Age: 62

Robert E. Kaufmann            Trustee      Since          Private investor.            1          None
5 Dingletown Road             of the       fund           Formerly Executive
Greenwich, CT  06830          Trust        inception      Director, The
Age:  63                                   (2)            Association of HITWG
                                                          Camps, Inc. (a private
                                                          charity) 2001-2002.
                                                          Executive Director, Hole
                                                          in the Wall Camp Fund,
                                                          Inc. (1998-2001).

John F. McNiff                Trustee      Since          Formerly, director of        1          None
1105 Park Avenue              of the       fund           Allen Telecom Inc.
New York, NY  10178           Trust        inception      (manufacturer of
Age:  62                                   (2)            telecommunication
                                                          products), 1995-2002.
                                                          Formerly, Director,
                                                          Vice President-Finance
                                                          and Chief Financial
                                                          Officer of Dover
                                                          Corporation
                                                          (diversified
                                                          manufacturing company),
                                                          1996-2000 and
                                                          1983-2000,
                                                          respectively.

INTERESTED TRUSTEES
-------------------

Colin C. Ferenbach (1)        President    Since          Managing Director,           1          None
Tocqueville Asset             and Trustee  fund           Tocqueville Asset
Management, L.P.                           inception      Management L.P., since
40 West 57th Street, 19th                  (2)            2002. Managing Director
Floor                                                     1982-2002 of Haven
New York, NY  10019                                       Capital Management.
Age:  70

Robert W. Kleinschmidt (1)    Vice         Since          President                    5          None
Tocqueville Asset             President    2002 (2)       (1994-present), Chief
Management, L.P.              and                         Investment Officer and
40 West 57th Street, 19th     Trustee                     Managing Director
Floor                                                     (1991-1994), Tocqueville
New York, NY  10019                                       Asset Management LP;
Age:  54                                                  President, Tocqueville
                                                          Management Corporation
                                                          (general partner of
                                                          Tocqueville)
                                                          (1991-present);
                                                          President, Principal
                                                          Operating Officer,
                                                          Principal Officer,
                                                          Treasurer and Financial
                                                          Trustee, The
                                                          Tocqueville Trust
                                                          (registered investment
                                                          company) from 1991 to
                                                          present.
OFFICERS
--------

Roger Cotta                   Secretary    Since          Chief Operating Officer,
Tocqueville Asset             and          2002 (2)       Tocqueville Asset
Management, L.P.              Treasurer                   Management L.P. since
40 West 57th Street, 19th                                 2001; Secretary, the
Floor                                                     Tocqueville Trust since
New York, NY  10019                                       2001; Chief Executive
Age:  65                                                  Officer and President of
                                                          Sepulveda & Smith
                                                          Securities, Inc. (August
                                                          2000 - December 2000);
                                                          Chief Financial Officer,
                                                          Needham & Company,
                                                          Inc. (1991-2001).

Thomas Pandick                Chief        Since          Chief Compliance Officer (October
Tocqueville Asset             Compliance   September      2004-present) Tocqueville Asset
Management, L.P.              Officer      2004           Management L.P.; General Counsel
40 west 57th Street, 19th                                 (January-October 2004)
Floor                                                     Tcoqueville Asset Management L.P.;
New York, NY  10019                                       Vice President, Kirkbride Asset
Age:  57                                                  Management, Inc. (2000-2004);
                                                          Counsel to NYS Workers
                                                          Compensation Board (1995-1999);
                                                          Director of Corporate Governance,
                                                          Office of State Comptroller (1985-1995);
                                                          General Counsel, New York State &
                                                          Local Retirement Systems (1979-1985).


--------------------------

(1)  Messrs. Ferenbach and Kleinschmidt are "interested persons" as defined in
     Section 2(a)(19) of the Investment Company Act of 1940 because they serve as officers of the Trust and are employees of the Advisor.
(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws and Declaration of Trust.
(3)  The Fund complex consists of The Tocqueville Alexis Trust and the
     Tocqueville Trust, a registered investment company with five portfolios.
(4) Mr. Baird resigned as Trustee as of December 8, 2003 and was reappointed on November 16, 2004.





         The following table sets forth the amount of equity securities of the Fund owned by each trustee as of December 31, 2004:



                                                                          Aggregate Dollar Range of Equity
                                                                          Securities in All Registered
                                      Dollar Range of the                 Investment Companies Overseen
                                      Equity Securities                   by Trustee in Family of Investment
Name of Trustee                       In the Fund                         Companies (1)
--------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------



D. Euan Baird                          --
William F. Indoe                       Over $100,000                       Over $100,000
Robert E. Kaufmann                     $10,001-$50,000                     $10,001-$50,000
John F. McNiff                         $10,001-$50,000                     $10,001-$50,000


INTERESTED TRUSTEES
-------------------

Colin C. Ferenbach                     Over $100,000                       Over $100,000
Robert W. Kleinschmidt                 $50,001-$100,000                    $50,001-$100,000

(1) The Trustees, other than Messrs. Kleinschmidt only serve as Trustees of the Trust. Mr. Kleinschmidt also serves as Trustee to the Tocqueville Trust.


COMPENSATION OF TRUSTEES AND OFFICERS
-------------------------------------


         The following table sets forth the compensation paid or payable to the "disinterested" Trustees of the Fund and Trust for the fiscal year ended October 31, 2004. No employee of the Advisor or any of its affiliates receives any compensation from the Fund or Trust for acting as an officer, Trustee or employee of the Trust. Each Trustee who is not a director, officer or employee of the Advisor or any of its affiliates receives an annual fee of $5,000, receives a fee of $500 for each meeting of the Trustees attended by the Trustee for services as Trustee and is reimbursed for expenses incurred in connection with attendance at meetings of Trustees. Trustees receive no pension or retirement benefits from the Fund or Trust nor any compensation from any fund that (i) holds itself out to investors as related to the Fund for purposes of investment and investor services or (ii) has the Advisor, or an affiliated person of the Advisor, as its investment adviser.


Name and Position                       Aggregate Compensation from the Fund(1)


D. Euan Baird, Trustee(2)               $     0


William F. Indoe, Trustee               $8,000

Robert E. Kaufmann, Trustee             $8,000

John F. McNiff, Trustee                 $8,000

________________


(1)   Fiscal year ended October 31, 2004.
(2)   Resigned as of December 8, 2003; reappointed as Trustee on November 16,
      2004.


CODE OF ETHICS
--------------


        The Trust, the Advisor and Lepercq, de Neuflize/Tocqueville Securities L.P., the Fund's distributor (the "Distributor"), have adopted codes of ethics (the "Codes") pursuant to Rule 17j-1 under the 1940 Act. These Codes restrict the personal securities transactions of access persons, as defined in the Codes.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         The table below sets forth the percentage of outstanding Shares owned of record and beneficially, as of January 31, 2005, by (i) each person known to the Trust to own beneficially or of record more than 5% of the Shares and
(ii) all Trustees and executive officers as a group.



                                                        SHARES OWNED            SHARES OWNED
                                                        BENEFICIALLY BUT        BENEFICIALLY OR
                             SHARES OWNED OF RECORD     NOT OF RECORD           OF RECORD
------------------------------------------------------------------------------------------------------




Anton Ranch Family
Partnership
4332 Belclaire
Dallas, Texas 75205

Donald R. Gant
Young's Road
New Vernon, New
Jersey 07976

Peter G. Sachs
443 Webbs Hill Road
Stamford,
Connecticut 06903

J. Fred Weintz, Jr. 43 Jones Park Drive
Riverside,
Connecticut 06878

All current Trustees and
executive officers as a
group (8 persons)



                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
------------------


        The Advisor is located at 40 West 57th Street, 19th Floor, New York, New York 10019, has been in the asset management business since 1990 and had approximately $___ billion in assets under management as of January 31, 2005. The Advisor is responsible for choosing the Fund's investments and handling its business affairs. Tocqueville Management Corporation, 40 West 57th Street, 19th Floor, New York, New York 10019, is the general partner of the Advisor. Francois Sicart is the chief executive officer and director of Tocqueville Management Corporation. Robert W. Kleinschmidt is the president and director of Tocqueville Management Corporation.

         From its inception until February 25, 2002, the Fund was managed by Haven Capital Management, Inc. ("Haven"). On February 25, 2002 the Trustees of the Trust, including a majority of the independent Trustees, voted to terminate the investment advisory agreement with Haven and to enter into a new investment advisory agreement with the Advisor (the "Interim Investment Advisory Agreement") principally in order to preserve continuity of the Fund's portfolio manager, Mr. Ferenbach, who was the Fund's portfolio manager from its inception until his resignation from Haven Capital Management, Inc. From February 25, 2002 to June 24, 2002, the Advisor served as investment adviser to the Trust pursuant to the Interim Investment Advisory Agreement. On June 24, 2002, shareholders approved a new Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund.

         At a meeting of the Trustees on February 17, 2004, a majority of the Trustees, including a majority of Trustees who are not interested persons of the Trust or the Advisor, approved the Investment Advisory Agreement between the Advisor and the Trust. The Trustees considered a variety of factors and reviewed various materials furnished by the Advisor in approving the Investment Advisory Agreement. In particular, the Trustees considered the reasonableness of the Advisor's advisory fee, in light of the extent and quality of the Advisor's advisory services, the Advisor's fee compared to fees charged to other comparable funds; the Fund's performance under the management of the Advisor and Mr. Ferenbach; the investment approach of the Advisor and the knowledge and experience of Mr. Ferenbach; and certain direct and indirect benefits received by the Advisor due to its relationship with the Trust. The Trustees also considered the financial strength and resources of the Advisor; the history, reputation, qualifications and background of the Advisor, as well as the qualifications of its personnel; and the historical nature and quality of services provided by the Advisor. Based principally on the performance of the Fund, Mr. Ferenbach's experience as portfolio manager of the Fund and the reasonableness of the investment advisory fee charged to the Fund as compared to the investment advisory fees of comparable funds, the Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuance of the Investment Advisory Agreement.

         Under the Investment Advisory Agreement with the Advisor, the Trust pays to the Advisor, on behalf of the Fund, an investment advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.60% of the Fund's average daily net assets. For the fiscal year ended October 31, 2004, the Trust, on behalf of Fund, paid investment advisory fees of $_____ to the Advisor. For the fiscal year ended October 31, 2003, the Trust, on behalf of the Fund, paid investment advisory fees of $401,919 to the Advisor. For the fiscal year ended October 31, 2002, the Trust, on behalf of the Fund, paid investment advisory fees of $144,745 to Haven (for the period from November 1, 2001 to February 25, 2002) and investment advisory fees of $286,203 to the Advisor (for the period from February 25, 2002 to October 31, 2002).

         Pursuant to the Investment Advisory Agreement, the Advisor will use its best efforts to provide to the Fund continuing and suitable investment programs consistent with the investment objectives, policies and restrictions of the Fund. It will (i) determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash; (ii) make decisions for the Fund with respect to foreign currency matters and foreign exchange contracts, having regard to foreign exchange controls, if any; (iii) make determinations as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised; (iv) advise the Trust in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with its investments and investment policies; (v) submit such reports relating to the valuation of the Fund's securities as the Trustees or the administrator of the Fund may reasonably request; (vi) place orders for the purchase, sale or exchange of portfolio assets for the Fund's accounts with brokers or dealers selected by the Advisor; provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers the Advisor shall seek to obtain execution and pricing within the policy guidelines established by the Trustees and set forth in the N-1A Registration Statement as in effect from time to time; (vii) provide information in the Advisor's possession to the administrator of the Fund as such administrator may request to maintain and preserve the records required by the 1940 Act; (viii) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Advisor may deem necessary or useful in the discharge of the Advisor's duties hereunder; (ix) from time to time, or at any time requested by the Trustees, make reports to the Trustees concerning the Advisor's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund; and (x) cooperate generally with the Trust and the Fund to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including post-effective amendments to the Form N-1A Registration Statement, filings on Form N-SAR, periodic statements, reports to shareholders, shareholder communications and proxy material furnished to holders of the Shares, filings with state "blue sky" authorities and with the United States agencies responsible for tax matters, and other reports and filings of like nature.


PRINCIPAL UNDERWRITER
---------------------


         On February 7, 2003 the Trustees of the Trust approved a Distribution Agreement with Lepercq, de Neuflize/Tocqueville Securities L.P. (the "Distributor") effective on February 28, 2003. Shares also may be sold by authorized dealers who have entered into dealer agreements with the Distributor or the Fund.

         The Distributor acts as agent in selling Shares, through a continuous offering at net asset value without a sales charge, under the distribution agreement with the Trust, on behalf of the Fund. Pursuant to the Distribution Agreement between the Distributor and the Fund, the Fund will pay the Distributor a fee, payable monthly in arrears, at the annual rate of 0.25% per annum of the Fund's average daily net assets. The Distribution Agreement is renewable annually by the Trustees (including a majority of its Trustees who are not interested persons of the Trust or the Distributor), may be terminated on 60 days' notice by the Fund or by the Distributor, and is automatically terminated upon assignment.

         The Distribution Agreement provides that the Distributor will waive its fees received pursuant to the Fund's Plan of Distribution to the extent necessary for the Fund's total annual fund operating expenses not to exceed 1.294% of its average daily net assets, provided that if the Fund's average daily net assets during the prior 30 day period are less than $60 million, the expense cap would equal the product of 1.294% multiplied by a fraction the numerator of which is the sum of $60 million plus the shortfall of the Fund's average daily net assets during the prior 30 day period below $60 million and the denominator of which is $60 million.

         During the fiscal year ended October 31, 2004, the Fund paid distribution fees to the Distributor of $_____ of which $_____ was waived.


RULE 12b-1 PLAN
---------------

         The Trust, on behalf of the Fund, has adopted an Amended Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund compensates the distributor in an amount equal to 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of Shares. Such sales activities include the printing and mailing of prospectuses to persons other than then-current shareholders, the printing and mailing of sales literature and compensation to authorized dealers. The Plan was approved on February 7, 2003 by the affirmative vote of the Trustees and of the non-interested Trustees who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan.

         Under the Plan, the officers will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the services provided and amounts expended under the Plan and the purposes for which such services were performed and expenditures were made.

         The Plan will continue in effect indefinitely, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Fund without approval of a majority of the outstanding voting securities of the Fund. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Fund. So long as the Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Amended Plan will benefit the Fund and its shareholders.

         The Fund does not participate in any joint distribution activities with other investment companies. No interested person of the Fund and no Trustee has had a direct or indirect interest in the operation of the Plan or related agreements.


         During the fiscal year ended October 31, 2004, the Fund paid distribution fees to the Distributor totaling $_____ (of which $_____ were waived). From this amount, the Distributor paid commissions totaling $4,703 to selected broker-dealers, fees related to the printing and mailing of prospectuses and other materials to other than current shareholders totaling $_____, payments totaling $_____ to Mount & Nadler Inc. (for media relations services), and payments totaling $_____ to Other Distribution Plan Parties.


ADMINISTRATOR
-------------


         U.S. Bancorp Fund Services, LLC (the "Administrator" or "USB"), a Wisconsin limited liability company, located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin, 53202, serves as the administrator of the Fund. Pursuant to an Administration Agreement between the Administrator and the Tocqueville Alexis Trust, on behalf of the Fund, the Administrator supervises all of aspects of Fund's operations except those performed by the Advisor under its advisory agreement with the Trust. Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state "Blue Sky" authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Fund pays the Administrator a fee in the amount of [0.05%] of the average daily net assets of the Fund, subject to a minimum annual fee of $[___].





PROXY VOTING POLICIES AND PROCEDURES
------------------------------------


         The Board of Trustees has delegated the responsibility to vote proxies to the Advisor, subject to the Board's oversight. The Advisor's proxy voting policies, attached as Appendix B, are reviewed periodically and, accordingly, are subject to change. The Trust's voting records relating to portfolio securities for the 12 month period ended June 30, 2004, may be obtained by calling toll-free (800) 355-7307. and on the Securities and Exchange Commission's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

         The Fund's independent registered public accounting firm is PricewaterhouseCoopers LLP, with principal offices at 300 Madison Avenue, New York, New York 10017. PricewaterhouseCoopers LLP provides audit services and consultation with respect to the preparation of filings with the SEC.


COUNSEL
-------

         Skadden, Arps, Slate, Meagher & Flom LLP serves as counsel to the
Fund.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES


         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund, are made by the Advisor. The Advisor is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Advisor for the Fund's use. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. The Trustees have authorized the allocation of brokerage to affiliated broker- dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Advisor for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Fund. Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent.

         The investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Advisor's policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts.

         For the fiscal years ended October 31, 2004, 2003 and 2002, the Fund paid total commissions to brokers of $_____, $168,517 and $168,132 respectively. The balance of the commissions the Fund paid was to other brokers who provided research services to the Trust's investment adviser from time to time. While the Advisor has no specific agreement or understanding with such other brokers, it believes that such brokers would not continue to provide research services if it does not continue to direct brokerage transactions to such other brokers. The research services provided to the Advisor by brokers assists the Advisor in managing the assets of the Advisor's other client accounts as well as the assets of the Fund. For the fiscal year ended October 31, 2004, the Fund paid commissions of $____ to the Distributor representing __% of the Fund's aggregate brokerage commissions and ___% of the Fund's aggregate dollar amount of portfolio transactions during this period.


                         SHARES OF BENEFICIAL INTEREST

         The Fund is the initial series of the Trust, a Delaware statutory trust formed in 1994. The Agreement and Declaration of Trust of the Trust (the "Declaration") authorizes the Trustees to issue an unlimited number of full and fractional transferable shares of beneficial interest, with or without par value. The number of shares authorized is unlimited, and all shares issued shall be fully paid and nonassessable. No shares shall have any appraisal, conversion, or preemptive rights. The Declaration designates one series of shares, $0.001 par value per share, which represents the Shares of the Fund. The Trustees may establish additional series of shares of the Trust, each of which would be a separate regulated investment company under the Code.

         The Fund's shareholders are entitled to one vote for each full Share held and a proportionate fractional vote for each fractional Share held. They have the power to vote at special meetings with respect to, among other things, the selection of Trustees; the merger, consolidation or sale of all or substantially all Trust or Fund assets; and such additional matters relating to the Trust or Fund as may be required by law or by regulation or order of the SEC (including changes in fundamental investment policies and certain other limitations on investment of the assets of the Trust or the Fund, as the case may be), or which the Trustees consider desirable. A special meeting may be called upon the written request of a holder or holders of not less than 10% of all Shares outstanding, provided that the reasonable expenses for preparing and mailing such notice be paid by such holder or holders. The Trust does not intend to hold annual meetings of shareholders of the Fund. Any Trustee may be removed by the vote of at least two-thirds of the outstanding Shares. The Trustees shall promptly call a meeting of shareholders for such purpose when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust. The Trustees will assist any group of ten or more shareholders, meeting requirements set forth in the 1940 Act, that wishes to communicate with other shareholders in order to obtain sufficient signatures to request a meeting for the purpose of removing a Trustee. The Trustees may amend the Declaration without a shareholder vote, except that shareholders have the right to vote on any amendment affecting their right to vote, any amendment required by law or the Trust's registration statement, or any matter submitted to shareholders by the Trustees.

         Generally, the Fund's shareholders are not personally liable for obligations of the Trust or Fund under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Fund or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Fund's shareholders to liability. To guard against this risk, the Declaration of Trust (i) contains a statement that the Fund's shareholders shall be entitled to the same limitation of personal liability extended to shareholders of private Delaware corporations for profit, (ii) contains an express disclaimer of shareholder liability to third parties extending credit to, contracting with or having any claim against the Trust or any Series thereof, for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Fund or its Trustees and (iii) provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a shareholder of a Delaware corporation for profit would incur financial loss beyond his or her investment or (2)(a) a court refused to apply Delaware law, (b) no contractual limitation of liability was in effect and (c) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business, and the nature of its assets, the Advisor believes that the risk of personal liability to a Fund shareholder is remote.

         No action may be brought by a shareholder on behalf of the Trust or the Fund unless shareholders owning not less than 20% of the Trust or Fund, as the case may be, join in the bringing of the action.



                  PURCHASE, REDEMPTION AND PRICING OF SHARES
                  ------------------------------------------

COMPUTATION OF NET ASSET VALUE


         The Fund will determine the net asset value of its shares once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. The Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Fund securities that are traded on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") will be valued at the NASDAQ Official Closing Price ("NOCP") or, in the event the NOCP is not available, at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Investments in gold bullion and other precious metals will be valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Where there are no readily available quotations for securities they are valued in accordance with procedures established by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

         A complete description of the manner by which the Fund's shares may be purchased and redeemed appears in the Prospectus under the headings "How to Purchase Shares of the Fund" and "How to Redeem Shares" respectively.

         Investors may, if they wish, invest in the Fund through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at the Fund's net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund's transfer agent.



         Although the Fund does not intend to make payment of redemption proceeds in securities or other property (rather than cash), the Trustees have reserved the right to make such in-kind payments when a shareholder elects to redeem shares in-kind and when, in the Trustees' judgment and in light of their fiduciary duties to all shareholders, the overall interests of the Fund's shareholders would not be harmed, provided that the Fund will pay in cash all requests for redemptions in cash by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 and (ii) one percent of the net asset value of the Fund at the beginning of such period. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. If the Fund were to make payment of redemption proceeds in foreign securities, the redeeming Shareholder may experience risks and costs due to, among other things, currency risk, market risk, and added disposal costs.



                    ADDITIONAL INFORMATION CONCERNING TAXES

         The discussion set out below of U.S. federal tax considerations generally affecting the Fund and its shareholders is intended to be only a summary supplementing the Prospectus and is not intended as a substitute for careful tax planning by prospective shareholders.

         The Fund has elected to qualify, has qualified and intends to continue to qualify for treatment as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to federal income tax on income and gains distributed to shareholders, provided it distributes each taxable year at least 90% of its "investment company taxable income," calculated without the deduction for dividends paid, as determined for federal income tax purposes ("net investment income") and its net tax-exempt income, if any. Net investment income includes dividends, interest, net short-term capital gains in excess of net long-term capital losses and any capital loss carryovers from prior years, net of expenses, and net gain or loss on debt securities and futures contracts on debt securities, to the extent attributable to fluctuations in currency exchange rates, and, in certain circumstances, net gain or loss on foreign currencies and foreign currency forward contracts. Dividend income derived by a regulated investment company from its investments is required to be taken into account for federal income tax purposes as of the ex-dividend date (rather than the payment date, which generally is later). Accordingly, the Fund, in order to satisfy its distribution requirements, may be required to make distributions based on accrued but not yet received earnings.

         The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to federal income tax on long-term capital gain
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

         To qualify as a "regulated investment company" the Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and certain other related income, (including, but not limited to gains from options, futures and forward contracts and foreign currency gains) derived with respect to its business of investing in such stock, securities or currencies; and (2) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities of any one issuer qualifying, for purposes of this calculation, only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (ii) 98% of its net capital gain for a one-year period generally ending on October 31 and (iii) all of the undistributed amounts from previous years on which the Fund paid no federal income tax. The Fund intends to distribute income and gain in the manner necessary to minimize imposition of the 4% excise tax. There can be no assurance that sufficient amounts will be distributed to avoid entirely the imposition of the tax.

         The Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders will not be able to claim a federal income tax credit or deduction for such foreign taxes, in which event such taxes will ordinarily be deductible by the Fund.

         Dividends paid from net investment income (including distributions of net realized short-term capital gains) are taxable to shareholders as ordinary income whether received in cash or reinvested in additional shares. Currently, dividends paid by the Fund will (providing holding period and certain other requirements are met) generally constitute qualified dividend income eligible for a reduced tax rate to the extent the Fund receives dividend income from domestic corporations and certain qualified foreign corporations. All distributions derived from net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held shares and regardless of whether received in cash or additional shares.

         Dividends declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

         Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a Share on the reinvestment date.

         Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders should consult their own tax advisers about the status of dividends and distributions from the Fund in their own states and localities and about the tax consequences of gains and losses from the redemption or sale of shares. Non-U.S. shareholders should consult their tax advisers as to the U.S. and non-U.S. tax consequences of an investment in the Fund.

         The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) and stock of "passive foreign investment companies" will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (1) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out at the end of the Fund's fiscal year) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

         Dividends paid by the Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations. Distributions to corporations of long-term capital gains are not eligible for the dividends-received deduction.

         To the extent securities of the Fund have appreciated when an investor purchases shares of the Fund, a future realization and distribution of such appreciation will be taxable to the shareholders even though it may constitute, from an investor's standpoint, a return of capital. See also the discussion of "Buying Shares before a Distribution" under "Your Investment-Distributions and Taxes" in the Prospectus.

         A gain or loss realized upon a redemption or sale of shares will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a redemption or sale of shares will be disallowed to the extent substantially identical shares are purchased, or received through reinvesting dividends and capital gains distributions in the Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption or sale. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the redemption or sale of a share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

         If a shareholder enters into one of certain derivative contracts (a "constructive ownership transaction") with respect to any shares of the Fund, all or a portion of the gain from such constructive ownership transaction may be treated as ordinary income and subject to an interest charge.

         The Fund may be required to withhold for federal income taxes at a rate of 28% on all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be refunded or credited against a taxpayer's federal income tax liability.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's income to be distributed to its shareholders as ordinary income.

         The Fund believes that it may constitute a personal holding company; as such, it would be subject to additional taxes with respect to its net investment income not distributed to shareholders within applicable time periods. The Fund intends to distribute all of its net investment income within such time periods so as not to be subject to such taxes. With respect to any such income not so distributed, it would be subject to corporate taxation at the highest rate, currently 35%, generally applicable to income of corporations, rather than at the graduated corporate tax rates that would otherwise apply; currently it would also be subject to an additional tax, at the rate of 15%, on its "undistributed personal holding company income," which, in general, would be its undistributed net investment income (not including any short-term capital gains) reduced by the federal corporate tax paid thereon.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares, including the likelihood that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions constituting ordinary income (including short-term capital gain).

         Shareholders are advised to consult their own tax advisers with respect to the particular federal, state, and local tax consequences to them of an investment in the Fund.

                                                                    APPENDIX A


                            DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS
------------------------

         Commercial paper rated A-1 by Standard and Poor's Corporation ("S&P") indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS
----------------------

         The following summarizes the ratings used by S&P for corporate bonds:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A - Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         To provide more detailed indications of credit quality, the ratings of "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the ratings used by Moody's for corporate bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure.

         While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa Securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be preset which suggest a susceptibility to impairment sometime in the future.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" and "A". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                                                    APPENDIX B



                       TOCQUEVILLE ASSET MANAGEMENT, L.P.
                             PROXY VOTING PROCEDURES


THE TOCQUEVILLE VIEW


The foundation of the Tocqueville investment management services and activities is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity of a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.

The authority to vote proxies for the clients is established by the Tocqueville advisory contract and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept direction from a client as to how to vote the shares pertaining to that client's interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements and cost of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation

In light of the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines that are readily available, upon request, to its advisory clients as well as to the shareholders of Tocqueville Funds. Likewise the proxy voting record pertinent to an individual client is available at their request and the voting record for the Tocqueville Funds is published in Form P-NX and available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.

PROXY VOTING PROCEDURES

COMMITTEE ON CORPORATE GOVERNANCE & RESPONSIBILITY

Established in 2004, the Committee on Corporate Governance & Responsibility is responsible for developing proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for those issues identified as new. Thus the Guidelines may be updated from time to time as warranted by the Committee. Should an issue for which there is no established guideline be presented for a proxy vote, Tocqueville may abstain on the issue until such time as the Committee has formulated a guideline. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue.

Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee's primary focus is to consider the economic impact of proposals. Within that context, the Committee also seeks to promote basic principles of corporate governance:

o    independence and accountability of the board of directors;

o    equal treatment of all shareholders;

o opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and,

o    executive compensation that reflects corporate performance

The Committee has also established voting policy guidelines to address social and political issues that are often presented by shareholder proposals. While supportive of corporations being "good corporate citizens" throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client's long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.

In formulating a voting policy guideline the Committee will primarily research the topic internally through information extracted from corporate governance studies, security analysts' reports, educational articles, analysis of management and shareholder proposals by independent research consultants as well as seminars pertaining to the subject matter.

Membership of the Committee shall be the President, the Chief Compliance Officer and, upon request, the Senior Portfolio Managers of Tocqueville.

ELECTRONIC VOTING

To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting cards pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville contracts the proxy voting services of ADP Proxy Edge. As a result, Tocqueville receives a single proxy package for most securities that require a vote, thus reducing the significant volume of duplicate hardcopy materials that were previous delivered. Every client for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings is registered into the Proxy Edge voting system to facilitate electronic voting. This usually results in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. Yet it also establishes a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition it provides the data foundation for the preparation of any proxy voting reports required for Form P-NX and requested by clients, Fund shareholders, governmental agencies or interested persons.

STAFF RESPONSIBILITIES AND PROCEDURES

     o Proxy voting responsibility is delegated to the chief compliance officer and the Tocqueville operations administrative staff.

                            Receipt & Reconciliation

     o All materials pertaining to the proxy voting process and the annual meeting, including but not limited to the annual report, the proxy statement, the proxy voting card and any proxy solicitation material, of any corporate security owned by a Tocqueville client is directed to the operations assistant.

     o The operations assistant ascertains the meeting date, the record date and the timeframe within which the proxy must be voted.

     o The operations assistant extracts from the Tocqueville Funds and the Tocqueville client portfolio database a list of all holdings in the security on the record date to which the proxy pertains and, reconciles the Tocqueville holdings list of total shares held with the Proxy Edge list of total shares and the total cited on the proxy card.

     o While any discrepancy is being resolved the proxy materials will be forwarded to the chief compliance officer for further processing.

                       Issue Review & Vote Recommendation

     o The chief compliance officer monitors news article, analysts' reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.

     o All materials pertaining to the proxy vote are directed to the chief compliance officer for review and vote recommendation with a notation as to whether the vote must be expedited in order to comply with the voting timeframe.

     o Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client. From time to time this will require financial analysis of the company(ies) involved and the proxy materials will be forwarded to the Director of Research with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis' conclusion that value to our clients is best achieved if management pursues a particular course of action.

     o After review and analysis of the proposals or resolutions to be voted on and in his discretion, the chief compliance officer initials, dates and marks the proxy voting card with the vote recommendation in accordance with the Proxy Voting Policy Guidelines.

     o Voting ERISA client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. No ERISA client of Tocqueville has retained proxy voting rights. Further, pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville as to the direction of the proxy vote in any individual case.

     o In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, the chief compliance officer, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the President for further review and consideration. The President may either establish a guideline to address the issue presented, vote that particular issue without establishing a guideline, or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in a memorandum that is attached to the file copy of the proxy vote card.

     o In the event that authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory contract, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be noted on the list of client record date holders. Without such a notation, the proxy shall be voted the same for all clients.

                       Casting & Confirmation of the Vote

     o The proxy voting ballot(s) with voting instructions, along with all other proxy related materials, is returned to operations assistant in order that the vote may be cast via Proxy Edge electronic voting system. In addition, a written confirmation of this vote shall be prepared for the office records.

     o Any ballots requiring hardcopy mailing or voting via www.proxyvote.com are xeroxed and faxed to ADP for reporting purposes only.

     o All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the marked proxy voting card, proxy solicitation materials and any internal memoranda pertaining to a particular vote, shall be retained at the Tocqueville offices in accordance with SEC Rule 275.204-2(e)(1).

CONFLICTS OF INTEREST

Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.

o Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interest of the client owners. Yet it is understood that the value of a business relationship could possibly create a material conflict. In the event that the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.

     o Disclose the nature and extent of the conflict to client(s) affected, and seek guidance from the client(s) on how that particular corporate proxy should be voted on their behalf. A notation will be entered in the proxy voting records explaining the conflict and the client directed vote.

     o Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.

     o Vote in accordance with the pre-determined policy guideline without discretion, thus effectively negating the conflict.

o In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.

o In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that particular company.

o Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.

PROXIES THAT WILL NOT BE VOTED

Although relatively a rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote outweighs the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:

o The proxy materials are written in language other than English and no translation has been provided

o The proxy voting process of the foreign jurisdiction involved requires personal attendance or the retention of a representative for fee in order to cast a vote

o    The proxies are subject to share blocking restrictions

o The underlying security is on loan requiring that it be recalled in order to vote if the holdings are deminimis or the vote relates to a routine matter

PROXY VOTING RECORD RETENTION & AVAILABILITY

RECORDS RETAINED

Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following hardcopy records and materials pertaining to the proxy voting process that will be retained and preserved in accordance with the SEC directive.

o    The Proxy Voting Procedures and Policy Guidelines of Tocqueville

o    For every corporate security in the firm portfolio:

     i.   the annual report of the company (if provided)

     ii. the proxy statement pertaining to the annual or special meeting at which a vote of shareholders is to be recorded

     iii. the Tocqueville client record date holder list

     iv. any written proxy solicitation materials submitted in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent

     v. any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting for client securities

     vi. the proxy card as marked by the chief compliance officer reflecting a vote "for, against or abstain" on each proposal presented and,

     vii. written confirmation from ADP or other electronic voting service that the vote was cast and received.

          In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card actually used to vote shall be made a part of the hardcopy file.

o For client accounts governed by ERISA: a separate permanent proxy file shall be maintained for each such account which shall include a statement of the account record date holdings for each security where a proxy vote was cast and a copy of the proxy voting card that was used to convey that vote.

o A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client's securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is a verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition a copy of both the request and the response will be made a part of the client's individual file within the Tocqueville record-keeping system.

o In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:

     i.    name of the issuer

     ii.   exchange ticker

     iii.  CUSIP, if easily available

     iv.   shareholder meeting date

     v.    brief description of the issue being voted on

     vi.   whether the matter was proposed by the issuer or a shareholder

     vii.  how the fund cast its vote on the matter, and

     viii. whether the vote was cast for or against management's recommendation

AVAILABILITY OF RECORDS

  o The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm.
  o A record of proxy votes cast on behalf of a client is available, upon request, to that particular client for whose securities the votes were cast.
  o Form N-PX pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be available upon request, within three days of such request.
  o A request for the current Policy Guidelines or individual Tocqueville client proxy voting records may be submitted in writing to the address of the Tocqueville offices (1625 Broadway, 16th fl., New York, NY 10019), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.
  o On an annual basis, the client accounts that are governed by ERISA will be provided a summary of the current Policy Guidelines and on a quarterly basis provided a written report of the proxy votes that were cast on behalf of the client during that calendar quarter.
  o A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of any registered investment company and/or a copy of Form N-PX may be submitted by calling toll-free 1-800-355-7307. Tocqueville does not offer Form N-PX via its website, however it is available on the SEC website at www.sec.gov. In response to requests submitted to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.
  o As a general policy, other than as prescribed by SEC Rule, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.


DURATION OF RETENTION

In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained in hardcopy form in the Tocqueville offices for a period of not less than five (5) years. Annually, operations assistant will extract the hardcopy materials that have been retained for the appropriate five (5) year period and discard these materials.

To provide added protection against unintentional destruction or discarding, a record of all proxy votes will be maintained in electronic format on disk and stored at a site away from the Tocqueville offices, in conformance with SEC Rule 204-2(g) that authorizes the safeguarding of records by electronic storage media. Further, a copy of any voting record is available from ADP ProxyEdge upon reasonable notice of request.

                         TOCQUEVILLE ASSET MANAGEMENT
                        PROXY VOTING POLICY GUIDELINES


                         PROXY VOTING POLICY GUIDELINES


                                   Overview

It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly Tocqueville has adopted "guidelines" that generally pertain to 95% of all proxy proposals presented. By definition, these guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.

Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that "request" the board of directors consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.

When an issue is presented for the first time ever, Tocqueville may abstain until the there is an opportunity to analyze the subject matter for the adoption of a formal guideline.

 In special matters, such as a "hostile" takeover, contested election of directors, proposed merger or acquisition, equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on the both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.

                      Guidelines on Management Proposals

Appointment of Auditors Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors, but prefers that there be a rotation of the firm auditing the company every ten (10) years. Consistent with Sarbanes-Oxley Act of 2002 prohibition of public accounting firms performing auditing work from contemporaneously providing certain non-audit services (financial information systems design; actuarial services; investment advisor or investment banking services), *Does not support the continued appointment of audit firms that also engage in consulting or services unrelated to the audit of the company.

Classified/Staggered Boards *Supports the annual election of all directors. *Does not support the establishment of staggered terms or "classified" boards. However support will not be withheld for the election of directors simply because the board is currently classified.

Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Does not support any attempt to either circumvent or curtail the confidentiality of the voting process.

Consent Proceedings/Special Meetings *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.

Contested Election of Directors *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management's track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.

Cumulative Voting *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority bloc of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.

Director Liability & Indemnification *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, Does not support any proposal that would affect a director's liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation's best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care.

Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.

Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. A failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. *Does not support the election of Audit Committee members who authorize the auditor to perform consulting or non-audit services, regardless of the amount of the fees paid. *Does not support the election of the Audit Committee Chair who fails to submit the appointment of auditors to shareholders for ratification. *As to individual directors, the failure of a director to attend 75% of the meeting of the board and committees of which the director is a member, without particular justification (i.e., illness) may result in the withholding of support. *Does not support election of directors or who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of persons nominated for director who seek to serve on six or more boards of directors. Further, support will be withheld for the election of directors who have a demonstrated history of disregard for shareholder interests. This will be most prevalent with members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company, or members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings.

Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:

         o A majority of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past three years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company.

         o The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors.

         o Directors should not take specific action considered particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect economic interests of particular executives without approval of shareholders; should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value; and should not fail or refuse to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the ballots cast during the preceding annual meeting.

Employee Stock Purchase Plans *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.

Executive & Director Compensation Proposals to adopt or extend executive compensation plans are reviewed on a case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel through performance incentives and must not be unduly generous. However, *Does not support any compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include:

a) excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.

         Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a "change of control", but supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.

         Stock Option Plans *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan because shareholders should have the opportunity to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights since they defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of options that have gone "underwater" (unless resulting from a market wide event over the short term rather than company specific poor performance). *Does not support option exercise pricing at below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement because it gives retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance.

         Executive Loans Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company. *Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken with regard to them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.

         Incentive Compensation Plans *Does not support incentive compensation plans that are not specifically related to corporate and individual performance such as restricted stock or cash equivalents as a reward for staying with the company a certain number of years, but are not tied to performance goals.

Fair Price Amendments *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price. *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.

Linked Proposals *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal. Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).

Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by research analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.

Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted or significant issuance of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.

Poison Pills *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. Poison pills presented for shareholder approval will be considered on a case-by-case basis, but generally *Does not support any form of management entrenchment device and practice.

Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.

Proxy Process *Does not support the elimination or restriction of shareholders' access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.

Reincorporation *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors' liability.

Size of the Board *Supports the board of directors' discretion, with shareholder approval, in setting the size of the board.

Stakeholder Proposals *Does not support proposals seeking to redefine the "business judgment rule" and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.

Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock when management demonstrates a specific need or intent to meet immediate business needs (i.e. stock split, recapitalization or funding of employee stock purchase plan). An increase of greater than 100% of the current authorization will be evaluated on the basis of the company's need for additional shares. *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock.

Supermajority Amendments *Does not support proposals that would establish a supermajority vote threshold for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.

                     Guidelines on Shareholder Proposals

Auditor Independence *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.

Board Diversity *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed or color. *Does not support proposals that dictate the inclusion or exclusion of particular classes or groups as directors.

Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations.

Charitable/Political Contributions *Does not support proposals to have shareholders direct how and to whom the corporation should make charitable, philanthropic and political contributions. *Supports reasonable requests for disclosure of such contributions as an element of the board's accountability to shareholders, provided it does not entail excessive costs.

Climate Change *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company's business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and "global warming". Insurers having begun to factor directors' actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.

Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members in particular.

Director Governance & Policy *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman's duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to separating these offices, *Supports the appointment of an independent lead director. *Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board's internal self-evaluation of director performance should determine whether a director continues to be qualified for the board.

Director Nomination Processes Although appreciating the desire that shareholders have an effective and equitable means of participating in the election of directors, *Does not support proposals seeking to have multiple nominees for each director position being elected. SEC rule and state statute establish the nomination and election processes for directors and a uniform process is applicable to all corporations.

Disclosure Issues *Supports proposals seeking disclosure to shareholders on business activities provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company. *Does not support proposals seeking disclosure that exceeds SEC requirements about executive compensation, director nominees or corporate employees' prior professional service.

Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to insure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.

Election of Directors Recognizing that a plurality voting threshold is tantamount to insuring one's election to the board of directors and, thus, effectively negating the right of shareholders to elect their corporate representatives, *does not support proposals seeking to raise the threshold to a majority of shareholders entitled to vote. Until the SEC has finalized a rule uniformly applied to all, it is premature to impose a differing voting threshold standard on a few.

 Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of the CERES Principles that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation's environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company's poor environmental record.

Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, sex, religion, sexual orientation, labor organization affiliation or activities, or non-job related criteria.

Executive Compensation *Does not support proposals seeking to establish limits or caps on executive compensation, but will consider supporting proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support "common sense executive compensation" proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs.*Supports the use of "indexed stock options" having an exercise price indexed or linked to a market or industry peer group stock performance index. *Does not support proposals linking executive compensation to corporate social responsibility performance measures.

Expensing Stock Options *Does not support proposals seeking to have a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company's profitability.

Incorporation Jurisdiction Acknowledging the good governance practices and protections afforded shareholders in the United States, and also noting the financial impact of cost and taxation considerations of incorporating "off shore", *does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.

International Human Rights *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles in light of their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland in light of advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.

Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.

Poison Pill *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.

Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations.

Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.

Severance Agreement Approval *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).

Share Retention *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the particular equity compensation programs of the company.

Tobacco *Does not support proposals advocating the disinvestment of tobacco operations or to otherwise effect the production of tobacco related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use or increased corporate public education activities regarding the health risks of tobacco use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling and internet sale of cigarettes.

         Workers' Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.

                                   PART C -

                              OTHER INFORMATION


ITEM 23.      EXHIBITS

Description of Exhibit


(a)               Agreement and Declaration of Trust of the Registrant (3)
(b)               By-Laws of the Registrant (3)
(c)               Not Applicable
(d)               Investment Advisory Agreement (5)
(e)  (1)          Distribution Agreement (5)
     (2)          Form of Standard-Broker Dealer Agreement (5)
(f)               Not Applicable
(g)  (1)          Form of Custodian Agreement (6)
     (2)          Sub-Custodian Agreement (3)
(h)  (1)          IRA Disclosure Statement and Custodial Account Agreement (1)
     (2)          Form of Transfer Agent Servicing Agreement (6)
     (3)          Form of Administration Agreement (6)
     (4)          Form of Prospect Servicing Agreement (6)
     (5)          Form of Fund Accounting Servicing Agreement (6)
     (6)          Equity-Based Plan for Non-Interested Person Trustees of
                  the Trust (4)
(i)               Not applicable
(j)               Consent of PricewaterhouseCoopers LLP (6)
(k)               Not Applicable
(l)               Form of Subscription Agreement (3)
(m)  (1)          Amended Distribution Plan (5)
     (2)          Service Agreement with Jack White & Company (2)
     (3)          Services Agreement with Fidelity Brokerage Services, Inc. (3)
     (4)          No Transaction Fee Fund Servicing Agreement with National
                  Investor Services Corp. (3)
     (5)          Retail Services Agreement with Charles Schwab & Co., Inc. (5)
(n)               Not Applicable
(p)  (1)          Code of Ethics of the Fund, the Advisor and the Distributor(5)
(q)               Powers of Attorney (5)


(1) Previously filed on February 7, 1997.
(2) Previously filed on February 28, 1996.
(3) Previously filed on February 26, 1998.
(4) Previously filed on December 23, 1998.
(5) Previously filed on February 28, 2003.
(6) Filed herewith.


ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

              Not applicable.

ITEM 25.      INDEMNIFICATION

         The Agreement and Declaration of Trust of The Haven Capital Management Trust (renamed The Tocqueville Alexis Trust) (the "Trust") provides the following limitations on liability and indemnifications to Trustees and shareholders (including shareholders who may, as a result of holding more than 5% of the shares of beneficial interest of the Fund (the "Shares"), be deemed to be "affiliated persons"):

         Section 1.2(d). "Covered Person" shall mean each Trustee, officer, employee, agent (including, without limitation, any Investment Adviser, Distributor, custodian or transfer agent or any director, officer or employee thereof) of the Trust or any Series, when acting in such capacity;

         Section 3.13. Standard of Care of Trustees. The exercise by the Trustees of their powers and discretion hereunder and the construction in good faith by the Trustees of the meaning or effect of any provision of this Declaration shall be binding upon everyone interested. No Covered Person shall be liable to the Trust or the Shareholders except for its own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office.

         To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust, a Shareholder or a Trustee, any such Covered Person acting under this Declaration or By-Laws shall not be liable to the Trust, any Shareholder or any Trustee for such Covered Person's good faith reliance on the provisions of this Declaration or By-Laws. The provisions of this Declaration or By-Laws, to the extent that they restrict the duties and liabilities of any such Covered Person otherwise existing at law or in equity, are agreed by the Trustees and the Shareholders to replace such other duties and liabilities of such Covered Person.

         Whenever in this Declaration or By-Laws, the Trustees are permitted or required to make a decision (i) in their "sole discretion" or under a similar grant of authority or latitude, the Trustees shall be entitled to consider only such interests and factors as they desire, whether reasonable or unreasonable, and, except as otherwise prohibited under the 1940 Act, may consider their own interests or (ii) in their "good faith" or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standards imposed by this Declaration, the By-laws, law or any other agreement contemplated herein, except as otherwise required under the 1940 Act. Each Shareholder and Trustee hereby agrees that any standard of care or duty imposed in this Declaration or the By-Laws or any other agreement contemplated herein or under the Delaware Act or any other applicable law, rule or regulation shall be modified, waived or limited in each case as required to permit the Trustees to act under this Declaration or the By-Laws or any other agreement contemplated herein and to make any decision pursuant to the authority prescribed in this Declaration or the By-Laws.

         Section 5.1. No Personal Liability of Shareholders or Covered Persons. The Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. No Covered Person shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. All Persons extending credit to, contracting with or having any claim against the Trust or any Series thereof shall look only to the assets of the Trust or of such Series, as the case may be, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. No Covered Person shall be subject to any personal liability whatsoever to any person other than the Trust or the Shareholders in connection with the Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. The Trustees shall not be responsible or liable to the Trust or the Shareholders for any neglect or wrongdoing of any officer, employee or agent (including, without limitation, any Investment Adviser, Distributor, custodian, or transfer agent) of the Trust or any Series thereof, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee.

         Section 5.3. Indemnification of Covered Persons. To the fullest extent permitted by law, the Trust shall indemnify and hold harmless any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Trust) by reason of any action or omission, or any alleged act or omission, arising out of such Covered Person's activities as a Covered Person if such activities were performed in good faith and were reasonably believed by such Covered Person to be in or not opposed to the best interests of the Trust, against losses, damages, or expenses for which such Covered Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Covered Person in connection with such action, suit or proceeding, so long as such Covered Person was not liable for or guilty of gross negligence, willful misfeasance, bad faith or reckless disregard of such Covered Person's duties with respect to such acts or omissions and, with respect to any criminal proceeding, had not reasonable cause to believe his conduct was unlawful. Notwithstanding the foregoing, absent a judicial or administrative determination that a Covered Person seeking indemnification was not liable on the merits or guilty of disabling conduct within the meaning of
Section 17(h) of the 1940 Act ("Disabling Conduct"), all determinations that a Covered Person did not engage in Disabling Conduct shall be based upon a review of the facts, by (a) independent legal counsel in a written opinion or
(b) if a quorum of Trustees who are neither "interested persons" of the Trust or Series, as the case may be, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("Disinterested, Non-Party Trustees") may be obtained, a vote of a majority of such quorum. Notwithstanding anything herein to the contrary, if any matter that is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series.

         The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 5.3. The indemnified Covered Person shall give a written undertaking to reimburse the Trust or the Series, as the case may be, in the event it is subsequently determined that it is not entitled to such indemnification and (A) the indemnified Covered Person shall provide security for its undertaking, (B) the Trust shall be insured against losses arising by reason of lawful advances, or (C) a majority of a quorum of Disinterested, Non-Party Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Covered Person under these provisions shall not exclude any other right to which it may be lawfully entitled and shall inure to the benefit of its heirs, executors, administrators or other legal representatives.

         Section 5.4. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series of which such Shareholder held Shares, to be held harmless from and indemnified against all loss and expense, including legal expenses reasonably incurred, arising from such liability. The rights accruing to a Shareholder under this Section 5.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 11.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with requirements of the 1940 Act, would be inconsistent with any of the conditions necessary for qualification of the Trust as a regulated investment company under the Code or is inconsistent with other applicable laws and regulations, such provision shall be deemed never to have constituted a part of this Declaration, provided that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER




                                              Business Activity within
     Name                                     the past two fiscal years
     ----                                     -------------------------


     Francois D. Sicart                    Chairman and Director, Tocqueville
     Tocqueville Management Corp.          Management Corporation, the General
     40 West 57th Street, 19th Floor       Partner of Tocqueville Asset
     New York, New York  10019             Management L.P.

     Robert Kleinschmidt                   President, chief Investment Officer
     Tocqueville Management Corp.          and Director, Tocqueville Management
     40 West 57th Street, 19th Floor       Corporation, the General Partner of
     New York, New York  10019             Tocqueville Asset Management L.P.


ITEM 27.   PRINCIPAL UNDERWRITERS


         (a) The Tocqueville Trust.

         (b) The following information is furnished with respect to the officers and Partners of Lepercq, de Neuflize/Tocqueville Securities L.P., the Registrant's principal underwriter. The business address for all persons listed below is 40 West 57th Street, 19th Floor, New York, New York 10019.



        NAME AND PRINCIPAL            POSITIONS AND OFFICES PRINCIPAL       POSITIONS AND OFFICES
         BUSINESS ADDRESS                    UNDERWRITERS                     WITH REGISTRANT




Tocqueville Management Corp.               General Partner                       None
40 West 57th Street, 19th Floor
New York, New York  10019

Tocqueville Asset Management L.P.          Limited Partner                       Investment Adviser
40 West 57th Street, 19th Floor
New York  10019




         (c) Not Applicable. The Registrant's principal underwriter is an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

         (1) The Tocqueville Alexis Trust


                 c/o Tocqueville Asset Management LP
                 40 West 57th Street, 19th Floor, New York 10019
                 (Agreement and Declaration of Trust, By-Laws and minute books of the Trust)

         (2) U.S. Bancorp Fund Services, LLC

                 615 East Michigan Street
                 Milwaukee, Wisconsin 53202
                 (records relating to its functions as administrator, transfer agent, accounting and fulfillment services provider and custodian)

         (3) PFPC Inc.

                 103 Bellevue Parkway
                 Wilmington, Delaware  19809
                 (records relating to its functions as former administrator)

         (4) PFPC Inc.

                 400 Bellevue Parkway
                 Wilmington, Delaware  19809
                 (records relating to its functions as former transfer and dividend disbursing agent)

         (5) PFPC Trust Company

                 8800 Tinicum Boulevard
                 Philadelphia, Pennsylvania  19153
                 (records relating to its functions as former custodian)

         (6) UMB Fund Services, Inc.

                 803 West Michigan Street, Suite A
                 Milwaukee, Wisconsin  53233
                 (records relating to its functions as former principal underwriter)

         (7) Tocqueville Asset Management L.P.

                 40 West 57th Street, 19th Floor
                 New York, New York  10019
                 (records relating to its functions as investment adviser)

         (8) Lepercq, de Neuflize/Tocqueville Securities L.P.

                 40 West 57th Street, 19th Floor
                 New York, New York 10019
                 (records relating to its functions as principal underwriter)


ITEM 29.   MANAGEMENT SERVICES

           Not applicable.

ITEM 30.   UNDERTAKING

         (a) Since the Registrant does not intend to hold annual shareholder meetings, Registrant hereby undertakes to assist in shareholder communications in a manner consistent with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                  SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Fund has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of December, 2004.


                                           THE TOCQUEVILLE ALEXIS TRUST

                                           By:  /s/Colin C. Ferenbach
                                                -----------------------------
                                                Colin C. Ferenbach
                                                President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


      Signature                        Title                         Date



/s/ Colin C. Ferenbach         President and Trustee        December 28, 2004
--------------------------
Colin C. Ferenbach


/s/ Roger Cotta                Treasurer                    December 28, 2004
--------------------------
Roger Cotta


/s/ D. Euan Baird*             Trustee                      December 28, 2004
--------------------------
D. Euan Baird


/s/ William F. Indoe*          Trustee                      December 28, 2004
--------------------------
William F. Indoe


/s/ Robert E. Kaufmann*        Trustee                      December 28, 2004
--------------------------
Robert E. Kaufmann


/s/ John F. McNiff*            Trustee                      December 28, 2004
--------------------------
John F. McNiff


/s/ Robert W. Kleinschmidt*    Trustee                      December 28, 2004
---------------------------
Robert W. Kleinschmidt



                                            * By: /s/ Colin C. Ferenbach
                                                  -----------------------------
                                                  Colin C. Ferenbach
                                                  Attorney-in-fact**
_______________

**   Pursuant to the power of attorney.

                               INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION


(g)(1)               Form of Custodian Agreement
(h)(2)               Form of Transfer Agent Servicing Agreement
(h)(3)               Form of Administration Agreement
(h)(4)               Form of Prospect Servicing Agreement
(h)(5)               Form of Fund Accounting Servicing Agreement
(j)                  Consent of PricewaterhouseCoopers LLP